Exhibit 99.2

ENGLISH TRANSLATION OF REPORT OF EMILIO VENEGAS, INDEPENDENT APPRAISER OF CHILECTRA AMÉRICAS

IMPORTANT INFORMATION

Subject to shareholder approval and satisfaction of other conditions precedent, Chilectra Americas S.A. (“Chilectra Américas”) and Endesa Américas S.A. (“Endesa Américas”) will merge with and into Enersis Américas S.A. (“Enersis Américas”) (the “Merger”), with Enersis Américas continuing as the surviving corporation. The Merger is part of an overall reorganization of the businesses of Enersis S.A. (“Enersis”), Empresa Nacional de Electricidad S.A. (“Endesa Chile”) and Chilectra S.A. (“Chilectra”) to separate their respective Chilean and non-Chilean electricity generation, distribution and transmission businesses. Following the Merger, Enersis Américas, under the name “Enel Américas S.A.”, will hold the combined non-Chilean electricity generation, distribution and transmission businesses of Enersis, Endesa Chile and Chilectra.

In the Merger, each outstanding share of Chilectra Américas common stock (other than shares owned by Enersis Américas and shares for which statutory merger dissenters’ withdrawal rights are exercised) will be exchanged for 4.0 shares of Enersis Américas common stock.

Enersis Américas and Chilectra Américas are Chilean companies. Information distributed in connection with the proposed Merger and the related shareholder votes is subject to Chilean disclosure requirements that are different from those of the United States. Financial statements and financial information included in these documents are prepared in accordance with Chilean accounting standards that may not be comparable to the financial statements or financial information of United States companies.

It may be difficult for you to enforce your rights and any claim you may have arising under the U.S. federal securities laws in respect of the Merger, since the constituent companies are located in Chile and some or all of their officers and directors may be residents of a foreign country. You may not be able to sue the foreign companies or their respective officers or directors in a Chilean court for violations of the U.S. securities laws. Finally, it may be difficult to compel the companies and their affiliates to subject themselves to a U.S. court’s judgment.

You should be aware that Enersis Américas may purchase shares of Chilectra Americas by means other than in the Merger at any time prior to consummation of the Merger, such as in open market or privately negotiated purchases.

The following is an English translation of the original Spanish language document which has been prepared solely for informational purposes only, has no legal effect and should not be relied upon. This translation is not an offer or invitation to make an offer for the purchase of any securities. If there exist any discrepancies between the original Spanish language document and this English translation, the original Spanish language document will prevail.

Expert report:
Determination of the Exchange Rate between
Chilectra Américas and Enersis Américas.
Valuation as of June 30, 2016 to:
Chilectra Américas.

CONTENTS
1. EXECUTIVE SUMMARY
2. UNDERSTANDING OF THE SITUATION
3. INDUSTRY ANALYSIS BY COUNTRY
4. DESCRIPTION BY COMPANY
5. VALUATION METHODOLOGY
6. ASSUMPTIONS
- Valuation Assumptions
- Discount Rate Analysis
- Main Macro Assumptions
7. GENERAL RESULTS
- Consolidated Results
- Results by Company
8. REASONABILITY ANALYSIS
9. LIMITATIONS
10. ANNEX

Glossary

$ M	Millions
$ Ths	Thousands
ARS	Argentinean Peso
BRL	Brazilian Real
CAPEX	Capital Expenditures/ Investments in Capital
CAPM	Capital Asset Pricing Model
Chilectra Américas S.A.	Chilectra Américas
CLP	Chilean Peso
COL	Colombian Peso
Companies	Enersis Américas S.A. / Endesa Américas S.A. / Chilectra Américas S.A.
DCF	Discounted Cash Flow
EBITDA	Earnings Before Interest, Tax, Depreciation and Amortization
Endesa Américas	Endesa Américas S.A.
Enersis Américas	Enersis Américas S.A.
EIU	Economist Intelligence Unit
GDP	Gross Domestic Product
GW	Gigawatt
GWh	Gigawatt hour
IAS	International Accounting Standard
IFRS	International Financial Reporting Standards
Management	Management of Chilectra Américas
Market Cap	Market Capitalization
MW	Megawatt
MWh	Megawatt hour
NOPLAT	Net Operating Profit Less Adjustment Taxes
OPEX	Operational Expenditure
PEN	Peruvian Nuevo Sol
SVS	Superintendence of Securities and Insurance
USD	United States Dollar
Valuation Date	June 30th, 2016
WACC	Weighted Average Cost of Capital

Page 2

EXECUTIVE SUMMARY

Executive Summary
Santiago, August 5, 2016 Purpose and use
Messrs
Chilectra Américas S.A.
Present
This Expert Report was prepared to comply with what is
established on Articles 156 and 168 of Reglamento de Sociedades
Anónimas, as part of the background information of the
Operation that an independent expert must issue on the value of
Dear Shareholders:
The Board of Chilectra Americas, according to the information provided to SVS in the Essential Information No. 024/2016, dated
p p p
the Companies that would merge and the estimates of the
exchange ratio of the corresponding shares.
This Expert Report is issued exclusively to be used in the
31 May 2016, has assigned me as an independent expert to submit f k d ib d d h ll t b d f th an Expert Report containing the value of the merging entities
(Endesa Américas and Chilectra Américas) and the corresponding exchange ratio of shares correspondent to the Companies, in the event that the corporate reorganization is performed in the terms framework described and shall not be used for any other purpose.
I assume no responsibility for any damage that may occur to a third party as a result of the circulation, publication,
reproduction or use of this Expert Report with a purpose other than the purpose stated.
described below, which include the Balance Sheet of the merging companies (hereinafter the “Transaction”) and the Pro-forma
Balance Sheet that represents the acquiring company.

Executive Summary
Purpose and use (Continued) Available Information
My work does not constitute a recommendation to the Board of
Directors, Management, and shareholders of Chilectra Américas, or to a third party in regards to the standing they should assume in relation to the Operation. The work is limited exclusively to
The results of this Expert Report are based solely on information provided by the Administration of the Chilectra Américas, in regards to which I have not made any analysis of accuracy,
p y integrity or completeness. This information includes the historical estimating the value of the entities merging, the presentation of the pro-forma balance of the absorbing company and a proposed exchange ratio, hence, during the issuance of this report I do not provide legal, regulatory, tax, accounting, commercial or
strategic advice. Specifically, I have not been hired to comment
g y p
financial information of the Companies, as well as of their
subsidiaries for the period from January 1 of 2013 to June 30 of
2016. I have no knowledge of relevant information or events
occurring after this date that may modify the conclusions of this report. For purposes of calculating the exchange ratio, I have on the strategic convenience of the Operation.
based my analysis on:
a) The estimated value of 100% of equity of Enersis Americas,
Endesa Americas and Chilectra Americas as of June 30, 2016;
based on the information provided by Administration and
other public information;

Executive Summary
Available information (continued) Understanding of the Operation
b) General information provided by the Administration regarding the structure of the proposed Operation;
c) Information provided by the Administration, in regards to the of shares of Enersis Americas and the of
Through several Essential Information reports, Enersis Group has informed the market that it is currently undergoing a process of corporate reorganization involving their Chilean companies, that is, Enersis number Americas, number and its subsidiaries, Empresa Nacional de Electricidad shares of the companies Endesa Americas and Chilectra
Americas.
I’d like point out that, for the purposes of calculating the
, , p
S.A. (“Endesa Chile”) and Chilectra S.A. (“Chilectra”). This
Operation consists in the separation of the generating and
distribution activities in Chile, from the rest of the activities carried out abroad by the Group. The Operation is divided into two successive stages (i) First stage, approving the split of Endesa exchange ratio, the balance sheets of the companies at the
valuation date, that is June 30 2016, are included.
Chile, Chilectra and Enersis, and (ii) Second stage, approving the merger of the Companies that comprise the abroad shares of
Endesa Chile, Chilectra and Enersis.

Executive Summary
Understanding of the Operation (continued) Likewise, Enersis was split, emerging from this division a new
(“E i Chil “) t hi h th h h ldi d t
Stage i: Divisions
Both Chilectra and Endesa Chile were split, emerging from this:
(i) a new company from the split of Chilectra (“Chilectra
company Enersis Chile”) to which the shareholdings and assets and liabilities associated to Enersis in Chile were assigned, including the shares in each of the divided Chilectra and Endesa
Chile; the shareholdings Enersis had abroad, including those it had in each of Chilectra Américas and Endesa Americas, and the
( Americas”) to which the shareholdings and other associated assets and liabilities that Chilectra had outside Chile were assigned;
and (ii) a new company from the split of Endesa Chile (“Endesa
Americas”) to which the shareholdings and other associated assets liabilities linked to them remained in the split company Enersis
(which after the split was called “Enersis Americas”).
Stage II: Merger
and liabilities which Endesa Chile had outside Chile were
assigned.
Meanwhile, each of the companies that were split retained the totality of the respective business they currently developed in
Once the splits materialize, Enersis America would absorb both of
Endesa Americas and Chilectra Americas, which would be
dissolved without liquidation, assuming all their rights and obligations, incorporating directly as shareholders of Enersis
é é
Chile for the corresponding company, including part of equity consisting of, among others, the assets, liabilities, and
management authorizations that each of the split companies had within the country.
Américas the shareholders of Endesa Américas and Chilectra
Américas in accordance with the exchange ratio agreed upon,
except for those non-assenting shareholders who exercise their right of withdrawal in accordance with the law.

Executive Summary
Economic Value of Equity (M $USD) 1.028,88 3.910,54 9.281,80
Economic Value of Equity (M $CLP) (1) 682 396 58 2 593 627 49 6 156 063 79
Exchange Ratio Result
Chilectra
Américas
Endesa
Américas
Enersis
Américas
Exchange Ratio Estimation
) 682.396,58 2.593.627,49 6.156.063,79
Equity Adjustments—Dividends (M $CLP) (2) -120.000,00 —
Equity Adjustments—Taxes (M $CLP) (3) 11.666,93 90.590,28 65.897,72
Resulting Economic Valuation of Equity 574.063,51 2.684.217,77 6.221.961,52
N° Shares 1.150.742.161 8.201.754.580 49.092.772.762
Price/Shares ($ CLP) 498,86 327,27 126,74
Regarding the estimated economical values of the Companies
found within the conclusions of this valuation, it is determined that the Exchange Ratio is as follows:
( ) , , ,
Exchange Ratio (4) 3,94 2,58
(1) Economic Value of Equity of shares held in Argentina, Brazil, Colombia and Peru. Also inlcuded:
economic valuation of Chilectra América’s, Endesa América’s and Enersis América’s equity at a
Holding level in Chile (present value of corporation costs minus net financial debt). Exchange rate of CLP/USD at valuation date (30/06/2016): $ 663,2 (Source: Bloomberg)
Additionally, a detailed depiction of the valuations which took place for the constructions of this Exchange Ratio can be found in the following page.
(2) While calculating the exchange rate and all other conclusions in this report, the distribution of a
120.000.000.000 Chilean Pesos dividend for Chilectra América’s shareholders has been taken into consideration. In accordance to the information provided by Management, this dividend will analyzed by Chilectra América’s shareholders during the Extraordinary Shareholders Meeting in which the Fusion is discussed.
(4) Describes the Number of Shares of Enersis Américas that need to be conceded at the moment
(3) Describes the economic compensation agreed upon by the shareholders to be included in the exchange rate for a tax payment paid on 16/03/2016 by Chilectra and Endesa Chile in Peru during the split phase. According to the information available within the VDR, this payment is equivalent to 132 M$ USD by Endesa Chile and 17 M$ USD by Chilectra. (Exchange rate of CLP/USD by
10/03/2016: $ 686,3 (Source: Bloomberg)).
of the Fusion for each share of Chilectra Américas and Endesa Américas.

Executive Summary

Millions of Dollars

						Chilectra Américas		Endesa Américas		Enersis América	
Country	Company Name	Role	WACC (USD)	Terminal Value	Total Equity Value	% Direct and Indirect Ownership	Equity Ownership	% Direct and Indirect Ownership	Equity Ownership	% Direct and Indirect Ownership	Equity Ownership
Perú	Caboblanco	Generación	8,92%	FCF Perpetuity	3,78	0,0%	0,00	0,0%	0,00	100,0%	3,78
	Chinango	Generación	8,92%	FCF Perpetuity	496,79	0,0%	0,00	50,0%	248,25	46,9%	232,90
	Edegel	Generación	8,92%	FCF Perpetuity	2.028,20	0,0%	0,00	62,5%	1.266,82	58,6%	1.188,53
	Edelnor	Distribución	8,34%	NOPLAT Perpetuity	1.547,53	15,6%	241,11	0,0%	0,00	75,5%	1.169,01
	Generalima	Generación	8,92%	FCF Perpetuity	-82,77	0,0%	0,00	0,0%	0,00	100,0%	-82,77
	Generandes	Generación	8,92%	FCF Perpetuity	5,42	0,0%	0,00	61,0%	3,30	75,6%	4,09
	Piura	Generación	8,92%	FCF Perpetuity	179,56	0,0%	0,00	0,0%	0,00	96,5%	173,27
	Distrilima	Distribución	8,34%	NOPLAT Perpetuity	23,23	30,2%	7,01	0,0%	0,00	69,8%	16,23
Brasil	Ampla	Distribución	9,94%	NOPLAT Perpetuity	783,70	36,7%	287,23	17,4%	136,44	92,0%	721,24
	Cachoeira	Generación	10,56%	Input	437,24	11,2%	49,10	37,0%	161,96	84,2%	368,03
	Cien	Transmisión	9,42%	Input	341,02	11,3%	38,43	37,1%	126,65	84,4%	287,75
	Coelce	Distribución	9,94%	Input	1.172,13	6,6%	77,71	21,9%	256,23	64,9%	760,24
	EN-Brasil com y serv	Generación	10,56%	FCF Perpetuity	268,99	11,3%	30,31	37,1%	99,90	84,4%	226,95
	Fortaleza	Generación	10,56%	Input	415,17	11,3%	46,79	37,1%	154,20	84,4%	350,32
	Enel Brasil	Otros	9,97%	FCF Perpetuity	-78,12	11,3%	-8,80	37,1%	-29,01	84,4%	-65,91
Colombia	Codensa	Distribución	8,14%	NOPLAT Perpetuity	2.319,22	9,2%	214,06	0,0%	0,00	47,8%	1.108,35
	Emgesa	Generación	8,86%	FCF Perpetuity	4.336,57	0,0%	0,00	26,9%	1.165,24	37,7%	1.635,75
	Emgesa Panamá	Generación	8,86%	FCF Perpetuity	0,00	0,0%	0,00	26,9%	0,00	37,7%	0,00
	Soc Portuaria	Generación	8,86%	FCF Perpetuity	1,43	0,5%	0,01	25,5%	0,36	22,4%	0,32
Argentina	CEMSA	Generación	18,29%	FCF Perpetuity	17,64	0,0%	0,00	45,0%	7,94	82,0%	14,47
	Chocon	Generación	18,29%	Input	337,69	0,0%	0,00	65,4%	220,72	39,2%	132,41
	Costanera	Generación	18,29%	Input	103,20	0,0%	0,00	75,7%	78,09	45,4%	46,84
	CTM	Transmisión	17,28%	FCF Perpetuity	-17,62	11,3%	-1,99	37,1%	-6,54	84,4%	-14,87
	Docksud	Generación	18,29%	Input	107,94	0,0%	0,00	0,0%	0,00	40,3%	43,45
	Edesur	Distribución	17,71%	NOPLAT Perpetuity	134,35	34,0%	45,73	0,5%	0,67	71,6%	96,22
	Endesa Argentina	Otros	17,76%	NOPLAT Perpetuity	1,97	0,0%	0,00	100,0%	1,97	60,0%	1,18
	Hidroinvest	Otros	17,76%	FCF Perpetuity	-0,26	0,0%	0,00	96,1%	-0,25	57,6%	-0,15
	Southern Cone	Generación	18,29%	FCF Perpetuity	-0,08	0,0%	0,00	99,9%	-0,08	59,9%	-0,05
	TESA	Transmisión	17,28%	FCF Perpetuity	-17,46	11,3%	-1,97	37,1%	-6,48	84,4%	-14,73
	Distrilec	Otros	17,76%	FCF Perpetuity	-0,20	23,4%	-0,05	0,9%	0,00	50,9%	-0,10
Chile	CHI Ame	Otros	7,34%	FCF Perpetuity	4,20	100,0%	4,20	0,0%	0,00	99,1%	4,16
	EOC Ame	Otros	7,34%	FCF Perpetuity	24,17	0,0%	0,00	100,0%	24,17	60,0%	14,50
	ENI Ame	Otros	7,34%	FCF Perpetuity	860,38	0,0%	0,00	0,0%	0,00	100,0%	860,38
Total							1.028,88		3.910,54		9.281,80

Page 9

Executive Summary
Exchange Ratio Estimation (Continued) previously determined, the number of shares to be issued would
b f ll
Considering the previously determined values for the Companies, an increase in capital for Enersis Américas would take place regarding the incorporation of the absorbed company’s equity, through the emission of new nominative shares, from a unique be as follows:
% Minority Shareholders 0,91%
Increase in Capital Calculation
Chilectra Américas
g , q
series and with no nominal value, which will be delivered in their entirety to the shareholders of Endesa Américas and Chilectra
Américas, excluding Enersis Américas (as it is the absorbing company in the merger of the three companies, as well as
current shareholder for the absorbed companies), in a proportion
N° Minority Shares 10.464.606
Value of Minority Equity (M$CLP) 5.220
N° Enersis Américas Shares to Issue 41.190.308
% Minority Shareholders 40,02%
° i i Sh 3 282 26 86
Endesa Américas
such that as the one determined by the Exchange Ratio.
Considering the number of shares of the absorbed companies and that the number of shares of Enersis Americas, the absorbing
N° Minority Shares 3.282.265.786
Value of Minority Equity (M$CLP) 1.074.199
N° Enersis Américas Shares to Issue 8.475.688.062
Total Equity to Issue (M$CLP) 1.079.419
Total N° of Shares company, would increase and be completely assigned to be to Issue (8 517 distributed to the shareholders of Endesa Americas and Chilectra
Americas, excluding Enersis Americas (as it is the absorbing company in the merger of the three companies and current
shareholder of the absorbed companies), in the proportion
The Balance Sheets that make up the capital increase are
presented as follows:
N Millones) 8.517
corresponding to them in accordance with the Exchange Ratio

Executive Summary
ENERSIS AMERICAS S.A. AND ITS SUBSIDIARIES
Pro Forma Statement of Financial Position
as of June 30, 2016
(In thousands of Chilean pesos)
Enersis Américas
Consolidated
Merger
Adjustments
Pro Forma Enersis
Americas Merged
Current Assets
Cash and cash equivalents 1.113.569.619—1.113.569.619
Other current financial assets 142.620.909—142.620.909
Other current non-financial assets 89.840.199—89.840.199
Trade and other current receivables 1.189.121.678—1.189.121.678
Account receivables from related parties 144.502.911—144.502.911
Inventories 75.897.505—75.897.505
Current biological assets 0—0
Current Tax assets 87.722.866—87.722.866
Current assets other than assets of disposal groups clasified as helf for sale or as held for distribution to owners 2.843.275.687—2.843.275.687
TOTAL CURRENT ASSETS 2.843.275.687 2.843.275.687

Executive Summary
ENERSIS AMERICAS S.A. AND ITS SUBSIDIARIES
Pro Forma Statement of Financial Position
as of June 30, 2016
(In thousands of Chilean pesos)
Enersis Américas
Consolidated
Merger
Adjustments
Pro Forma Enersis
Americas Merged
NON-CURRENT ASSETS
Other non-current financial assets 609.738.969—609.738.969
Other non-current non-financial assets 88.622.505—88.622.505
Trade and other non-current receivables 350.128.561—350.128.561
Non-current account receivables from related parties 270.698—270.698
Investments accounted for using the equity method 31.241.693—31.241.693
Intangible assets other than goodwill 1.153.454.168—1.153.454.168
Goodwill 479.483.670—479.483.670
Property, plan t and equipment 5.024.807.458—5.024.807.458
Deferred tax assets 137.434.192—137.434.192
TOTAL NON-CURRENT ASSETS 7.875.181.914 7.875.181.914
TOTAL ASSETS 10.718.457.601—10.718.457.601

Executive Summary
ENERSIS AMERICAS S.A. AND ITS SUBSIDIARIES
Pro Forma Statement of Financial Position
as of June 30, 2016
(In thousands of Chilean pesos)
Enersis Américas
Consolidated
Merger
Adjustments
Pro Forma Enersis
Americas Merged
CURRENT LIABILITIES
Other current financial liabilities 819.420.506—819.420.506
Trade and other current payables 1.396.855.255 18.499.833 (a) 1.415.355.088
Accounts payable to related parties 40.131.196—40.131.196
Other current provisions 103.068.360—103.068.360
Current tax liabilities 68.867.984—68.867.984
Other current non-financial liabilities 35.420.253—35.420.253
Current liabilities other than liabilities included in disposal groups classified as held for sale
2.463.763.554 18.499.833 2.482.263.387
TOTAL CURRENT LIABILITIES 2.463.763.554 18.499.833 2.482.263.387

Executive Summary
ENERSIS AMERICAS S.A. AND ITS SUBSIDIARIES
Pro Forma Statement of Financial Position
as of June 30, 2016
(In thousands of Chilean pesos)
Enersis Américas
Consolidated
Merger
Adjustments
Pro Forma Enersis
Americas Merged
NON-CURRENT LIABILITIES
Other non-current financial liabilities 1.964.388.249—1.964.388.249
Trade and other non-current payables 293.476.435—293.476.435
Non-current accounts payable to related parties 0 —
Other long-term provisions 237.782.799—237.782.799
Deffered tax liabilities 226.689.740—226.689.740
Non-current provisions for employee benefits 206.274.254—206.274.254
Other non-current financial liabilities 19.085.817—19.085.817
-
TOTAL NON-CURRENT LIABILITIES 2.947.697.294—2.947.697.294
TOTAL LIABILITIES 5.411.460.848 18.499.833 5.429.960.681

Executive Summary
ENERSIS AMERICAS S.A. AND ITS SUBSIDIARIES
Pro Forma Statement of Financial Position
as of June 30, 2016
(In thousands of Chilean pesos)
Enersis Américas
Consolidated
Merger
Adjustments
Pro Forma Enersis
Americas Merged
EQUITY
Issued capital 3.575.339.010 1.080.510.617 (b ) 4.655.849.627
Retained earnings 2.148.192.728—2.148.192.728
Share Premium 0 —
Other Reserves (1.976.890.178) (580.857.176) (c ) (2.557.747.354)
Equity attributable to owners of parent 3.746.641.560 499.653.441 4.246.295.001
-
Non-contrlling interests 1.560.355.193 (518.153.274) (d) 1.042.201.919
-
TOTAL EQUITY 5.306.996.753 (18.499.833) 5.288.496.920
-
TOTAL EQUITY AND LIABILITIES 10.718.457.601 0 10.718.457.601

Executive Summary
Balance Sheet Notes:
(a) Trade and other current payables
Corresponds to the estimate for the tax that Enersis Américas would pay for the transfer of the investments that Chilectra Américas and Endesa
Americas own in Perú.
(b) Issued Capital
Represents the capital increase, in terms of shares required to be issued by Enersis Américas as consideration of the exchange ratio for each share of
Endesa Américas and Chilectra Américas in connection with the proposed merger. The amount of the capital increase was determined based on the quoted market value of Enersis Americas, Endesa Americas and Chilectra Americas as of June 30, 2016, which were $126,74, $327,27 and $498,86 respectively, resulting in an Exchange Ratio of 3,94 shares of Enersis America per each share of Chilectra Americas and 2,58 shares of Enersis Americas
(c) Other Reserves
Represents the recognition of the difference between the capital increase in Enersis Américas, if the merger is completed, and the carrying amount of the non-controlling interests that will become part of the share capital in the net equity attributable to the owners of Enersis Américas after completion of the proposed merger. The difference between the fair market value of the consideration received or paid and the amount by which the non-controlling interests is adjusted is being recognized in net equity attributable to the owners of Enersis Américas.
(d) Non-controlling Interests
Represents the elimination of the carrying amount of the non-controlling interests that, if the proposed merger is eventually completed, will become direct shareholders of Enersis Américas’ share capital, as a result of the proposed merger.

Executive Summary
3,94 -2,0% -1,0% 0% 1,0% 2,0%
Sensitivity Analysis: Ratio Equation Chilectra Américas
g Variation Results
, , , , ,
2,0% 3,56 3,55 3,54 3,53 3,51
1,0% 3,80 3,78 3,75 3,71 3,67
0,0% 4,04 3,99 3,94 3,87 3,80
-1,0% 4,26 4,19 4,09 3,99 3,89
-2,0% 4,47 4,35 4,21 4,05 3,93
WACC Variation
All results and conclusions included in this Expert Report may be subject to changes and/or updates, as appropriate, in light of any changes in the operation o changes in market conditions at the date of this report. For example, in case of changes in the
2,58 -2,0% -1,0% 0% 1,0% 2,0%
Sensitivity Analysis: Ratio Equation Endesa Américas
g Variation
p p , g
discount and growth rates in perpetuity, the sensitivity analysis detailed as follows are produced:
According to the requirements of Article No. 156 of Corporate
R l ti I d l lf ibl f th t t t 2,0% 2,50 2,52 2,56 2,59 2,63
1,0% 2,49 2,52 2,57 2,61 2,66
0,0% 2,48 2,53 2,58 2,64 2,71
-1,0% 2,48 2,54 2,61 2,69 2,79
-2,0% 2,48 2,56 2,66 2,78 2,94
WACC Variation
Regulations, declare myself as responsible for the statements contained in this report and as in compliance with the
requirements established in article No. 168 of Corporate
Regulations.
Emilio Venegas Valenzuela
RUT: 15.414.419-6
Santiago, August 5, 2016

UNDERSTANDING OF THE UNDERSTANDING OF THE SITUATION

Understanding of the Operation
General Background
As it has been reported by Enersis Group to the market through several Essential Information reports, Enersis Group is currently undergoing a process of corporate reorganization involving its
Chilean companies, that is, Enersis and its subsidiaries, Empresa
Nacional de Electricidad S.A. (“Endesa Chile”) and Chilectra S.A.
(“Chilectra”). This operation consists of a split of the generating and distribution entities in Chile from the rest of the activities carried out abroad by the Group. The operation is divided into two successive stages (i) First stage approving the divisions of
Endesa Chile and Chilectra, and Enersis, and (ii) Second stage approving the merger of the Companies that comprise the shares abroad of Endesa Chile, Chilectra and Enersis.
Stage i: Divisions
Both Chilectra and Endesa Chile were divided, emerging from this:
(i) a new company from the division of Chilectra (“Chilectra
Americas”) to which the shareholdings and other associated assets and liabilities that Chilectra had abroad Chile were assigned;

Understanding of the Operation
General Background
Step i: Divisions (Continued)
and (ii) a new company from the division of Endesa Chile (“Endesa
Americas”) to which the shareholdings and other associated assets and liabilities Endesa Chile had abroad were assigned. Meanwhile, each of the companies that were split retained the totality of their respective business currently developed in Chile for the corresponding company, including part of equity consisting of, among others, the assets, liabilities, and management
authorizations that each of the split companies had in the
country.
Likewise Enersis was divided, emerging from this division a new company (“Enersis Chile”) to which the shareholdings and assets and liabilities associated to Enersis in Chile were assigned, including the split shares in each of Chilectra Chile and Endesa
Chile; remaining the shareholdings Enersis had abroad, including those it had in each of Chilectra Americas and Endesa Américas, and the liabilities linked to them in the split Company, Enersis
(which after the division it was called “Enersis Americas”).

Understanding of the Operation
General Background
Stage II: Merger
Once the splits materialize, Enersis America would absorb each of
Endesa Americas and Chilectra Americas, which would be
dissolved without liquidation, taking on all their rights and obligations, directly incorporating the shareholders of Endesa
Américas and Chilectra Américas as shareholders of Enersis
Américas, in accordance with the Exchange Ratio agreed upon, except for those non-assenting shareholders who exercise their right of withdrawal in accordance with the law.

INDUSTRY ANALYSIS BY COUNTRY

Electric Power Industry: Argentina
Argentina Evolution of Electricity Consumption
12 000
14.000
16.000
Summary of the Situation
Argentina is the third greatest energy market in South America, ft B il dV l h th hi t i l tt h
2.000
4.000
6.000
8.000
10.000
after Brazil and Venezuela; however, the historical pattern has 12.000 shown that the internal supply has increased less than the
demand. Despite this, the electricity consumption is projected to grow at an average annual rate of 3,3% in 2016-2020.
After many years of observing a low investment, the new
Evolution of Electricity Consumption 2012 vs. 2015
0
2012 2013 2014 2015 2016
KHw Consumed per capita GDP per capita
administration, led by President Macri, declared a state of energy emergency which will last until 2017.
Among the government projects that were launched by the
previous administration, which have begun to bear fruit, and the initiatives generated under the new government, an average
increase in the generating capacity of 4.5% is expected to be boosted during 2016-2020 period.
Consumption has been restricted because of the weak economic growth observed during 2015. However, considering an average growth in GDP of 2.9% annually for the 2016-2020 period, a
rebound of consumption should be observed.
The increase in rates will be an obstacle for the growth of
demand in medium-term, however, the scope of investment in
the new supply will also increase.

Source: EIU Industry Report

Electric Power Industry: Brazil
Brazil Evolution of Electricity Consumption
12.000
14.000
Summary of the Situation
Brazil has a hybrid energy system with about 134 GW of installed it I A t2015 th t fR ff d
2.000
4.000
6.000
8.000
capacity. In August 2015, the government of Rousseff announced 10.000 an investment in generation and transmission of US $48 Bn for the next three years, aiming to add capacity between 25 and 31 GW, of which 11 GW will come from hydroelectric sources and 6 GW will come from wind energy.
Evolution of Electricity Consumption 2012 vs. 2015
0
2012 2013 2014 2015 2016
KWh Consumed per capita GDP per capita
The new administration under Temer has the task to resolve the financial problems of Electrobras, the biggest public energy company in Brazil.
The government reduced electricity rates for homes and business in 2013; however, it had to provide subsidies to the suppliers due to the increase in costs given the low water levels in the
hydroelectric sector. This event forced the government to resort to thermal power stations which are less efficient.
After the elections of October 2014, the re-elected government of
President Dilma Rousseff reversed its subsidy policies, and the electricity rates increased severely. Above average rainfall during
2015 and a decrease in the internal demand allowed the
government to reduce its production of thermal sources.
Source: EIU Industry Report

Electric Power Industry: Colombia
Colombia Evolution of Electricity Consumption
8.000
10.000
Summary of the Situation
Colombia is a self-sufficient country in terms of energy, and has
i t ll d it f 15 552 MW i 2015 di t d t f
2.000
4.000
6.000
an installed capacity of 15,552 in according to data from
their Mining and Energy Planning Unit. Most of its generation comes from hydroelectric power plants (68%), while the
remainder is covered by other fuels such as natural gas and coal.
This country has had an excess in capacity since 1998 and has the
Evolution of Electricity Consumption 2012 vs. 2015
0
2012 2013 2014 2015 2016
KWh Consumed per capita GDP per capita
necessary infrastructure to export around 600 MW of energy.
However, prolonged droughts are a risk given the predominance of hydroelectric generation, and occasionally they have been forced to stop such exports. This was the case in early 2016, reflecting g the drought conditions resulting form El Niño weather phenomenon.
Colombia has electricity interconnections with Venezuela and
Ecuador, and new lines are under construction to link the country with Panama in 2018. There are plans to extend them to Chile.
Colombia is a net exporter of electricity, and the planned
projects will add to about 3,000 MW to the national network over the next five years. These will help keep Colombia’s status as a net exporter and a total generation capacity of about 16,966 MW is expected by 2020.
Source: EIU Industry Report

Electric Power Industry: Peru

Summary of the Situation

Peru has a strong presence of industries known for their high energy consumption, such as the mining and the industrial sector. In the long term, the demand for electricity will continue to rise because of the increase in urbanization and income levels.

Approximately half of the total gross electricity consumption is accounted for by the industrial sector, while the residential consumers represent 23%. The proportion of the populations with access to electricity will continue to increase steadily, however, it will remain low in rural areas where only 30% of the population currently have access to it.

By 2018 the government plans to invest approximately US$2.2 Bn in order to connect 8 million of Peruvians to the electric supply network.

Despite the rapid increase in demand, the current surplus of the generation capacity is expected to maintain, allowing the government to export electricity to their neighbor Brazil, as was planned in an integration agreement between the two countries which was signed in 2010.

Peru Evolution of Electricity Consumption


7.000
6.000
5.000
4.000
3.000
2.000
1.000
0
2012
2013
2014
2015
2016
KWh Consumed per capita
GDP per capita

Evolution of Electricity Consumption 2012 vs. 2015


3,500
3,000
2,500
2,000
1,500
1,000
500
0
KWh Consumido per capita
Argentina
Argentina
Brazil
Brazil
Peru
Colombia
Peru
Colombia
2015
2012
0
5,000
10,000
15,000
20,000
PIB per capita

Source: EIU Industry Report

Page 26

DESCRIPTION BY COMPANY

Ampla Energía
(BRL Ths) 1Q2016 2013 2014 2015
C R 3 607 977 3 932 491 4 397 869 826 396
AMPLA ENERGIA—Operational Results
Company AMPLA ENERGIA
Country Brasil
Currency Real
Role Distribuidora
Core Revenues 3.607.977 3.932.491 4.397.869 826.396
Core Costs 2.469.335 2 .365.579 3 .297.545 474.613
Energy Margin 1.138.641 1.566.912 1.100.324 351.783
Gross Margin 1.649.084 1.587.425 1.130.797 378.331
EBITDA 1.128.740 1.062.089 459.379 183.515
Prod. GWh 2015 N/A
Sales GWh 2015 11.547
Dep. & Amort. 366.345 304.022 342.664 88.502
Operating Income 762.395 758.067 116.715 95.012
AMPLA ENERGIA—Historical Balance Sheet
EBITDA Mg. 2015 10,45%
Gross Mg. 2015 25,02%
(BRL Ths) 1Q2016 2013 2014 2015
ASSETS 5.739.576 6.227.158 7.824.990 7.951.184
Non-Current Assets 4.572.442 4 .738.148 5 ..540.722 5 .717.162
Current Assets 1.167.134 1 .489.010 2 .284.268 2 .234.022
LIABILITIES 5.739.576 6.227.158 7.824.990 7.951.184
Non-Current Liabilities 2 ..244.479 2 .502.939 3 .341.758 3 .749.499
Current Liabilities 791.967 1 .010.225 1 .915.582 1 .660.910
TOTAL EQUITY 2.703.129 2.713.994 2.567.650 2.540.775

Brasil Comercio y Servicios
Company BRASIL COM. Y SERV.
Country Brasil
Currency Real
Role Generadora
(BRL Ths) 1Q2016 2013 2014 2015
C R
BRASIL COM. Y SERV.—Operational Results
Prod. GWh 2015 N/A
Sales GWh 2015 N/A
Core Revenues — —
Core Costs 1.092 — -
Energy Margin (1.092) — -
Gross Margin 27.536 1 1.908 1 3.052 2.616
EBITDA 9.157 2.521 (3.128) (1.589)
EBITDA Mg. 2015 N/A
Gross Mg. 2015 N/A
) )
Dep. & Amort. 103 426 859 439
Operating Income 9.054 2.095 (3.987) (2.028)
BRASIL COM. Y SERV.—Historical Balance Sheet
(BRL Ths) 1Q2016 2013 2014 2015
ASSETS 26.284 3 5.075 2 3.002 2 6.191
Non-Current Assets 4.109 8 .269 8 .082 9 .401
Current Assets 22.175 26.806 14.920 16.790
LIABILITIES 26.284 35.075 23.002 26.191
Non-Current Liabilities—9 .902 —
Current Liabilities 17.834 22.551 18.046 23.343
TOTAL EQUITY 8.450 2.623 4.956 2.848

Cabo Blanco
(PEN Ths) 1Q2016 2013 2014 2015
C R
CABOBLANCO—Operational Results
Company CABOBLANCO
Country Perú
Currency Sol
Role Generadora
Core Revenues — —
Core Costs — —
Energy Margin — —
Gross Margin — —
EBITDA (26) (23) (19) (3)
Prod. GWh 2015 N/A
Sales GWh 2015 N/A
) ) ) )
Dep. & Amort. — —
Operating Income (26) (23) (19) (3)
CABOBLANCO—Historical Balance Sheet
EBITDA Mg. 2015 N/A
Gross Mg. 2015 N/A
(PEN Ths) 1Q2016 2013 2014 2015
ASSETS 48.609 5 6.183 7 4.591 7 4.696
Non-Current Assets 47.500 47.500 47.500 47.500
Current Assets 1.109 8 .683 27.091 27.196
LIABILITIES 48.609 56.183 74.591 74.696
Non-Current Liabilities — —
Current Liabilities 9 8 237 176
TOTAL EQUITY 48.600 5 6.174 7 4.354 7 4.520

Cachoeira
(BRL Ths) 1Q2016 2013 2014 2015
C R 511 697 655 396 466 360 216 160
CACHOEIRA—Operational Results
Company CACHOEIRA
Country Brasil
Currency Real
Role Generadora
Core Revenues 511.697 655.396 466.360 216.160
Core Costs 99.661 300.962 88.617 89.154
Energy Margin 412.037 354.434 377.743 127.006
Gross Margin 412.108 354.513 377.821 127.006
EBITDA 384.787 324.235 341.184 116.993
Prod. GWh 2015 2.057
Sales GWh 2015 3.215
Dep. & Amort. 28.306 27.959 25.484 6.042
Operating Income 356.481 296.276 315.700 110.951
CACHOEIRA—Historical Balance Sheet
EBITDA Mg. 2015 73,16%
Gross Mg. 2015 81,00%
(BRL Ths) 1Q2016 2013 2014 2015
ASSETS 607.702 645.049 677.350 720.032
Non-Current Assets 440.848 436.789 434.665 432.199
Current Assets 166.854 208.260 242.685 287.833
LIABILITIES 607.702 645.049 677.350 720.032
Non-Current Liabilities 7 .825 5 .112 18.714 4.742
Current Liabilities 45.779 164.773 185.944 165.190
TOTAL EQUITY 554.098 475.164 472.693 550.100

Cemsa
(ARS Ths) 1Q2016 2013 2014 2015
C R 8 542 8 414 139 35
CEMSA—Operational Results
Company CEMSA
Country Argentina
Currency Peso Argentino
Role Generadora
Core Revenues 8.542 8.414 Core Costs—2 .894 14.378 865
Energy Margin 8.542 5.521 (14.239) (831)
Gross Margin 23.902 1 5.335 1 7.679 1 0.876
EBITDA (4.881) (11.436) (17.041) 1.059
Prod. GWh 2015 N/A
Sales GWh 2015 N/A
) ) )
Dep. & Amort. 536 433 697 207
Operating Income (5.417) (11.869) (17.737) 852
CEMSA—Historical Balance Sheet
EBITDA Mg. 2015 N/A
Gross Mg. 2015 N/A
(ARS Ths) 1Q2016 2013 2014 2015
ASSETS 395.140 405.549 420.444 436.519
Non-Current Assets 10.398 12.177 1.664 2 .767
Current Assets 384.742 393.372 418.780 433.751
LIABILITIES 395.140 405.549 420.444 436.519
Non-Current Liabilities (0) (0) (0) (0)
Current Liabilities 328.989 344.254 384.915 399.186
TOTAL EQUITY 66.151 6 1.295 3 5.529 3 7.332

Chinango
(PEN Ths) 1Q2016 2013 2014 2015
C R 150 581 158 601 184 731 51 402
CHINANGO—Operational Results
Company CHINANGO
Country Perú
Currency Sol
Role Generadora
Core Revenues 150.581 158.601 184.731 51.402
Core Costs 18.786 30.170 40.047 10.656
Energy Margin 131.796 128.430 144.685 40.745
Gross Margin 132.387 142.339 150.162 40.746
EBITDA 104.087 118.337 127.799 35.888
Prod. GWh 2015 N/A
Sales GWh 2015 N/A
Dep. & Amort. 15.148 20.677 15.492 3.815
Operating Income 88.938 9 7.661 112.308 32.073
CHINANGO—Historical Balance Sheet
EBITDA Mg. 2015 69,18%
Gross Mg. 2015 78,32%
(PEN Ths) 1Q2016 2013 2014 2015
ASSETS 596.086 592.971 577.504 587.706
Non-Current Assets 558.559 551.392 540.802 536.986
Current Assets 37.527 41.579 36.701 50.720
LIABILITIES 596.086 592.971 577.504 587.706
Non-Current Liabilities 192.301 194.036 194.948 188.126
Current Liabilities 62.773 36.624 40.165 54.402
TOTAL EQUITY 341.012 362.311 342.390 345.178

Chocon
(ARS Ths) 1Q2016 2013 2014 2015
C R 405 550 429 394 565 035 148 060
CHOCON—Operational Results
Company CHOCON
Country Argentina
Currency Peso Argentino
Role Generadora
Core Revenues 405.550 429.394 565.035 148.060
Core Costs 93.895 119.924 64.609 19.608
Energy Margin 311.655 309.470 500.426 128.452
Gross Margin 311.655 309.470 500.426 128.452
EBITDA 181.789 229.061 400.860 97.582
Prod. GWh 2015 3.238
Sales GWh 2015 3.800
Dep. & Amort. 24.420 24.938 25.578 9.677
Operating Income 157.369 204.123 375.282 87.905
CHOCON—Historical Balance Sheet
EBITDA Mg. 2015 70,94%
Gross Mg. 2015 88,57%
(ARS Ths) 1Q2016 2013 2014 2015
ASSETS 1.832.350 2.241.341 5.194.033 5.746.668
Non-Current Assets 1.647.502 1 .921.763 4 ..386.911 4 .760.937
Current Assets 184.848 319.578 807.122 985.731
LIABILITIES 1.832.350 2.241.341 5.194.033 5.746.668
Non-Current Liabilities 567.024 641.903 1 .165.929 1 .195.340
Current Liabilities 261.324 439.571 1 .303.227 1 .501.631
TOTAL EQUITY 1.004.002 1.159.867 2.724.876 3.049.697

CIEN
(BRL Ths) 1Q2016 2013 2014 2015
C R 276 449 279 155 282 899 62 505
CIEN—Operational Results
Company CIEN
Country Brasil
Currency Real
Role Transmisora
Core Revenues 276.449 279.155 282.899 62.505
Core Costs 53.562 13.713 15.810 2.883
Energy Margin 222.887 265.442 267.089 59.622
Gross Margin 224.004 265.370 266.976 59.647
EBITDA 186.868 224.801 230.013 52.882
Prod. GWh 2015 N/A
Sales GWh 2015 N/A
Dep. & Amort. 56.997 59.520 55.184 13.590
Operating Income 129.871 165.280 174.829 39.292
CIEN—Historical Balance Sheet
EBITDA Mg. 2015 81,31%
Gross Mg. 2015 94,41%
(BRL Ths) 1Q2016 2013 2014 2015
ASSETS 1.155.790 1.202.053 1.196.012 1.181.788
Non-Current Assets 1.032.621 1 .008.269 1 ..032.463 1 .007.104
Current Assets 123.168 193.784 163.549 174.684
LIABILITIES 1.155.790 1.202.053 1.196.012 1.181.788
Non-Current Liabilities 21.592 28.277 40.425 41.650
Current Liabilities 469.100 468.523 447.319 409.463
TOTAL EQUITY 665.097 705.253 708.269 730.676

Codensa
(COP Ths) 1Q2016 2013 2014 2015
C R 2 971 756 752 3 193 478 985 3 412 982 519 938 395 908
CODENSA—Operational Results
Company CODENSA
Country Colombia
Currency Peso Colombiano
Role Distribuidora
Core Revenues 2.971.756.752 3.193.478.985 3.412.982.519 938.395.908
Core Costs 1.617.476.766 1 .833.930.404 1 .996.102.527 583.407.448
Energy Margin 1.354.279.986 1.359.548.580 1.416.879.992 354.988.460
Gross Margin 1.599.427.573 1.524.951.628 1.611.108.353 407.691.826
EBITDA 1.143.149.339 1.178.893.585 1.238.196.764 307.928.483
Prod. GWh 2015 N/A
Sales GWh 2015 13.660
Dep. & Amort. 234.113.214 260.714.753 249.939.730 62.671.064
Operating Income 909.036.125 918.178.831 988.257.034 245.257.419
CODENSA—Historical Balance Sheet
EBITDA Mg. 2015 36,28%
Gross Mg. 2015 41,51%
(COP Ths) 1Q2016 2013 2014 2015
ASSETS 4.584.759.507 4.617.158.725 4.692.345.538 4.651.649.655
Non-Current Assets 3.531.008.914 3 .619.611.076 3 .764.049.876 3 .822.116.075
Current Assets 1.053.750.593 997.547.649 928.295.662 829.533.580
LIABILITIES 4.584.759.507 4.617.158.725 4.692.345.538 4.651.649.655
Non-Current Liabilities 1 ..268.583.224 1 .407.786.154 1 .260.998.846 1 .067.059.619
Current Liabilities 1 .065.680.303 1 .325.273.201 1 .108.077.983 1 .616.889.563
TOTAL EQUITY 2.250.495.980 1.884.099.370 2.323.268.709 1.967.700.474

Coelce
Company COELCE
Country Brasil
Currency Real
Role Distribuidora
(BRL Miles) 2013 2014 2015 1Q2016
C R COELCE—Resultados Operacionales
Ths) 1Q2016 2013 2014 2015
2 707 933 3 305 385 3 641 097 744 749
COELCE—Operational Results
Prod. GWh 2015 N/A
Sales GWh 2015 11.229
Core Revenues Core Costs Energy Margin Gross Margin EBITDA 2.707.933 3.305.385 3.641.097 744.749
2.083.368 2 .225.177 2 .520.790 475.903
624.565 1.080.208 1.120.308 268.846
918.875 1.115.468 1.163.991 291.749
500.160 706.049 678.523 181.907
EBITDA Mg. 2015 18,64%
Gross Mg. 2015 30,77%
Dep. & Amort. Operating COELCE—Balance Historico
232.536 222.046 181.008 56.520
Income 267.624 484.003 497.516 125.387
COELCE—Historical Balance Sheet
(BRL Miles) 2013 2014 2015 1Q2016
ASSETS Non-Current Assets Current Assets LIABILITIES 3 550 166 4 094 990 4 669 878 4 593 757
Ths) 1Q2016 2013 2014 2015
3.550.166 4.094.990 4.669.878 4.593.757
2.833.129 2 .762.107 3 .075.924 3 .146.544
717.037 1 .332.883 1 .593.954 1 .447.213
LLIIAABBIILLIITTIIEESS 33.555500.116666 44.009944.999900 44.666699.887788 44.559933.775577
Non-Current Current Liabilities TOTAL EQUITY 3.550.166 4.094.990 4.669.878 4.593.757
Liabilities 1 .123.724 1 .407.994 1 .177.429 1 .167.165
705.663 814.388 1 .296.559 1 .148.949
1.720.779 1.872.608 2.195.891 2.277.642

Costanera
(ARS Ths) 1Q2016 2013 2014 2015
C R 648 107 307 029 665 621 171 109
COSTANERA—Operational Results
Company COSTANERA
Country Argentina
Currency Peso Argentino
Role Generadora
Core Revenues 648.107 307.029 665.621 171.109
Core Costs 246.845 96.444 64.945 21.699
Energy Margin 401.262 210.585 600.676 149.410
Gross Margin 802.083 973.621 1.359.578 441.591
EBITDA 440.023 420.787 587.664 222.823
Prod. GWh 2015 8.167
Sales GWh 2015 8.168
Dep. & Amort. 206.294 226.521 299.888 85.210
Operating Income 233.730 194.266 287.776 137.613
COSTANERA—Historical Balance Sheet
EBITDA Mg. 2015 88,29%
Gross Mg. 2015 90,24%
(ARS Ths) 1Q2016 2013 2014 2015
ASSETS 1.770.719 2.599.452 3.110.161 3.436.697
Non-Current Assets 1.396.726 2 .155.310 2 ..607.372 2 .810.615
Current Assets 373.993 444.142 502.789 626.081
LIABILITIES 1.770.719 2.599.452 3.110.161 3.436.697
Non-Current Liabilities 117.235 793.950 978.073 1 .029.282
Current Liabilities 2 .012.283 1 .518.503 1 .860.906 2 .107.218
TOTAL EQUITY (358.799) 286.999 271.182 300.196

CTM
(ARS Ths) 1Q2016 2013 2014 2015
C R 22 914 22 914 22 914 5 729
CTM—Operational Results
Company CTM
Country Argentina
Currency Peso Argentino
Role Transmisora
Core Revenues 22.914 22.914 22.914 5.729
Core Costs — —
Energy Margin 22.914 2 2.914 2 2.914 5.729
Gross Margin 23.082 2 3.082 2 3.222 5.765
EBITDA 17.509 16.641 13.123 3.524
Prod. GWh 2015 N/A
Sales GWh 2015 N/A
Dep. & Amort. 2.169 2 .156 2 .144 533
Operating Income 15.340 1 4.485 1 0.979 2.991
CTM—Historical Balance Sheet
EBITDA Mg. 2015 57,27%
Gross Mg. 2015 100,00%
(ARS Ths) 1Q2016 2013 2014 2015
ASSETS 244.212 250.942 271.461 278.281
Non-Current Assets 45.438 33.747 17.052 16.992
Current Assets 198.774 217.195 254.408 261.288
LIABILITIES 244.212 250.942 271.461 278.281
Non-Current Liabilities 215.768 257.245 326.492 395.880
Current Liabilities 73.329 146.612 198.509 201.543
TOTAL EQUITY (44.885) (152.915) (253.539) (319.143)

Distrilec
(ARS Ths) 1Q2016 2013 2014 2015
C R
DISTRILEC—Operational Results
Company DISTRILEC
Country Argentina
Currency Peso Argentino
Role Soc. de Inversiones
Core Revenues — —
Core Costs — —
Energy Margin — —
Gross Margin — —
EBITDA (163) (202) (197) (63)
Prod. GWh 2015 N/A
Sales GWh 2015 N/A
) ) ) )
Dep. & Amort. — —
Operating Income (163) (202) (197) (63)
DISTRILEC—Historical Balance Sheet
EBITDA Mg. 2015 N/A
Gross Mg. 2015 N/A
(ARS Ths) 1Q2016 2013 2014 2015
ASSETS 568.404 568.908 569.048 569.055
Non-Current Assets 558.328 558.328 558.328 558.328
Current Assets 10.077 10.581 10.720 10.727
LIABILITIES 568.404 568.908 569.048 569.055
Non-Current Liabilities — —
Current Liabilities 10.731 11.476 11.824 11.894
TOTAL EQUITY 557.673 557.432 557.224 557.161

Dock Sud
(ARS Ths) 1Q2016 2013 2014 2015
C R 348 561 335 955 436 825 174 645
DOCK SUD—Operational Results
Company DOCK SUD
Country Argentina
Currency Peso Argentino
Role Generadora
Core Revenues 348.561 335.955 436.825 174.645
Core Costs 383.805 497.748 610.922 446.400
Energy Margin (35.244) (161.793) (174.097) (271.754)
Gross Margin 269.853 378.956 377.249 164.158
EBITDA 117.731 216.126 209.936 122.626
Prod. GWh 2015 3.799
Sales GWh 2015 3.802
Dep. & Amort. 143.809 81.435 162.390 61.795
Operating Income (26.078) 134.691 47.546 6 0.831
DOCK SUD—Historical Balance Sheet
EBITDA Mg. 2015 48,06%
Gross Mg. 2015 N/A
(ARS Ths) 1Q2016 2013 2014 2015
ASSETS 1.223.251 1.390.918 3.139.857 3.820.080
Non-Current Assets 836.868 1 .010.543 2 ..302.153 2 .419.225
Current Assets 386.383 380.375 837.705 1 .400.855
LIABILITIES 1.223.251 1.390.918 3.139.857 3.820.080
Non-Current Liabilities 176.342 217.183 1 .227.890 1 .357.303
Current Liabilities 1 .529.892 269.237 468.966 905.795
TOTAL EQUITY (482.982) 904.498 1.443.001 1.556.982

Edegel
(PEN Ths) 1Q2016 2013 2014 2015
C R 1 278 273 1 543 915 1 657 390 486 179
EDEGEL—Operational Results
Company EDEGEL
Country Perú
Currency Sol
Role Generadora
Core Revenues 1.278.273 1.543.915 1.657.390 486.179
Core Costs 430.654 636.558 696.522 214.826
Energy Margin 847.619 907.357 960.867 271.353
Gross Margin 967.906 953.066 975.124 275.254
EBITDA 753.913 802.203 799.363 233.065
Prod. GWh 2015 8.218
Sales GWh 2015 8.633
Dep. & Amort. 231.059 196.376 232.207 49.668
Operating Income 522.854 605.827 567.157 183.397
EDEGEL—Historical Balance Sheet
EBITDA Mg. 2015 48,23%
Gross Mg. 2015 57,97%
(PEN Ths) 1Q2016 2013 2014 2015
ASSETS 4.134.519 4.092.422 4.009.258 4.038.742
Non-Current Assets 3.614.171 3 .549.643 3 ..474.534 3 .427.570
Current Assets 520.347 542.779 534.723 611.172
LIABILITIES 4.134.519 4.092.422 4.009.258 4.038.742
Non-Current Liabilities 1 ..172.459 1 .161.128 906.142 817.159
Current Liabilities 524.397 422.364 565.216 564.768
TOTAL EQUITY 2.437.662 2.508.930 2.537.900 2.656.815

Edelnor
(PEN Ths) 1Q2016 2013 2014 2015
C R 2 119 229 2 261 947 2 607 584 754 285
EDELNOR—Operational Results
Company EDELNOR
Country Perú
Currency Sol
Role Distribuidora
Core Revenues 2.119.229 2.261.947 2.607.584 754.285
Core Costs 1.319.780 1 .487.335 1 .748.160 514.122
Energy Margin 799.449 774.611 859.425 240.163
Gross Margin 938.472 814.280 890.046 247.304
EBITDA 599.239 593.721 675.836 192.090
Prod. GWh 2015 N/A
Sales GWh 2015 7.624
Dep. & Amort. 135.427 140.658 149.156 39.967
Operating Income 463.811 453.064 526.680 152.124
EDELNOR—Historical Balance Sheet
EBITDA Mg. 2015 25,92%
Gross Mg. 2015 32,96%
(PEN Ths) 1Q2016 2013 2014 2015
ASSETS 3.114.761 3.525.512 3.714.430 3.813.634
Non-Current Assets 2.596.784 2 .896.507 3 ..243.516 3 .291.680
Current Assets 517.976 629.005 470.914 521.954
LIABILITIES 3.114.761 3.525.512 3.714.430 3.813.634
Non-Current Liabilities 1 ..136.638 1 .336.238 1 .294.914 1 .408.689
Current Liabilities 719.636 812.908 922.461 901.844
TOTAL EQUITY 1.258.487 1.376.366 1.497.054 1.503.101

Edesur
(ARS Ths) 1Q2016 2013 2014 2015
C R 2 960 686 3 070 410 7 577 488 2 934 842
EDESUR—Operational Results
Company EDESUR
Country Argentina
Currency Peso Argentino
Role Distribuidora
Core Revenues 2.960.686 3.070.410 7.577.488 2.934.842
Core Costs 1.875.731 2 .305.322 2 .208.081 1 .236.656
Energy Margin 1.084.955 765.088 5.369.408 1.698.186
Gross Margin 3.968.216 2.980.165 6.347.534 1.755.762
EBITDA 1.512.895 (539.306) 1.686.538 477.034
Prod. GWh 2015 N/A
Sales GWh 2015 18.492
)
Dep. & Amort. 164.278 189.726 219.192 71.737
Operating Income 1.348.618 (729.032) 1.467.347 405.297
EDESUR—Historical Balance Sheet
EBITDA Mg. 2015 22,26%
Gross Mg. 2015 70,86%
(ARS Ths) 1Q2016 2013 2014 2015
ASSETS 6.223.736 11.347.543 11.582.156 12.594.627
Non-Current Assets 3.508.826 5 .627.838 8 ..052.722 8 .556.921
Current Assets 2.714.910 5 .719.706 3 .529.434 4 .037.707
LIABILITIES 6.223.736 11.347.543 11.582.156 12.594.627
Non-Current Liabilities 328.533 241.095 3 .008.132 3 .041.611
Current Liabilities 5 .542.645 11.984.374 8.058.506 9 .949.253
TOTAL EQUITY 352.558 (877.926) 515.517 (396.236)

Emgesa
(COP Ths) 1Q2016 2013 2014 2015
C R 2 392 579 929 2 636 141 151 3 239 883 886 1 103 727 740
EMGESA—Operational Results
Company EMGESA
Country Colombia
Currency Peso Colombiano
Role Generadora
Core Revenues 2.392.579.929 2.636.141.151 3.239.883.886 1.103.727.740
Core Costs 687.627.428 772.538.492 1 .349.939.012 495.137.429
Energy Margin 1.704.952.501 1.863.602.659 1.889.944.875 608.590.311
Gross Margin 1.724.579.854 1.867.482.372 1.918.338.090 609.742.778
EBITDA 1.515.657.738 1.731.637.251 1.728.781.430 537.405.438
Prod. GWh 2015 13.705
Sales GWh 2015 16.886
Dep. & Amort. 141.655.464 156.268.430 164.585.990 50.869.928
Operating Income 1.374.002.274 1.575.368.821 1.564.195.440 486.535.510
EMGESA—Historical Balance Sheet
EBITDA Mg. 2015 53,36%
Gross Mg. 2015 58,33%
(COP Ths) 1Q2016 2013 2014 2015
ASSETS 7.456.756.813 8.284.853.110 8.839.875.687 9.227.337.989
Non-Current Assets 6.276.493.927 6 .991.618.524 8 .066.485.945 8 .045.678.740
Current Assets 1.180.262.887 1 .293.234.586 773.389.742 1 .181.659.250
LIABILITIES 7.456.756.813 8.284.853.110 8.839.875.687 9.227.337.989
Non-Current Liabilities 3 ..178.591.278 3 .463.984.830 3 .717.544.158 4 .112.958.302
Current Liabilities 843.819.668 1 .963.021.829 1 .564.219.419 2 .141.641.627
TOTAL EQUITY 3.434.345.868 2.857.846.452 3.558.112.111 2.972.738.061

Endesa Argentina
(ARS Ths) 1Q2016 2013 2014 2015
C R
ENDESA ARGENTINA—Operational Results
Company ENDESA ARGENTINA
Country Argentina
Currency Peso Argentino
Role Soc. de Inversiones
Core Revenues — —
Core Costs — —
Energy Margin — —
Gross Margin — —
EBITDA (4.610) (824) (905) (146)
Prod. GWh 2015 N/A
Sales GWh 2015 N/A
) ) ) )
Dep. & Amort. — —
Operating Income (4.610) (824) (905) (146)
ENDESA ARGENTINA—Historical Balance Sheet
EBITDA Mg. 2015 N/A
Gross Mg. 2015 N/A
(ARS Ths) 1Q2016 2013 2014 2015
ASSETS 608.057 613.292 622.885 626.921
Non-Current Assets 585.776 586.477 589.787 590.452
Current Assets 22.281 26.815 33.098 36.469
LIABILITIES 608.057 613.292 622.885 626.921
Non-Current Liabilities — —
Current Liabilities 10.062 10.450 11.244 11.923
TOTAL EQUITY 597.995 602.842 611.641 614.998

Enel Brazil
(BRL Ths) 1Q2016 2013 2014 2015
C R
ENEL BRASIL—Operational Results
Company ENEL BRASIL
Country Brasil
Currency Real
Role Soc. de Inversiones
Core Revenues — —
Core Costs ——2
Energy Margin ——(2)
Gross Margin ——(2)
EBITDA (35.270) (41.897) (108.504) (31.016)
Prod. GWh 2015 N/A
Sales GWh 2015 N/A
) ) ) )
Dep. & Amort. 832 634 599 109
Operating Income (36.103) (42.531) (109.103) (31.125)
ENEL BRASIL—Historical Balance Sheet
EBITDA Mg. 2015 N/A
Gross Mg. 2015 N/A
(BRL Ths) 1Q2016 2013 2014 2015
ASSETS 4.719.573 4.051.801 4.723.575 4.732.797
Non-Current Assets 3.172.523 3 .183.375 4 .109.070 4 .155.920
Current Assets 1.547.050 868.426 614.505 576.877
LIABILITIES 4.719.573 4.051.801 4.723.575 4.732.797
Non-Current Liabilities 30.297 80.948 88.487 87.313
Current Liabilities 569.425 27.189 286.318 293.584
TOTAL EQUITY 4.119.850 3.943.664 4.348.770 4.351.900

Fortaleza
(BRL Ths) 1Q2016 2013 2014 2015
C R 735 859 869 183 810 237 179 549
FORTALEZA—Operational Results
Company FORTALEZA
Country Brasil
Currency Real
Role Generadora
Core Revenues 735.859 869.183 810.237 179.549
Core Costs 454.535 652.809 566.617 123.504
Energy Margin 281.324 216.374 243.620 56.044
Gross Margin 281.324 216.374 243.620 74.341
EBITDA 239.816 180.132 206.541 64.299
Prod. GWh 2015 2.341
Sales GWh 2015 3.326
Dep. & Amort. 26.126 27.591 28.923 7.056
Operating Income 213.690 152.541 177.618 57.243
FORTALEZA—Historical Balance Sheet
EBITDA Mg. 2015 25,49%
Gross Mg. 2015 30,07%
(BRL Ths) 1Q2016 2013 2014 2015
ASSETS 961.846 968.059 843.812 844.902
Non-Current Assets 622.595 586.591 638.353 640.490
Current Assets 339.251 381.468 205.459 204.412
LIABILITIES 961.846 968.059 843.812 844.902
Non-Current Liabilities 91.349 3.254 3 .563 3 .720
Current Liabilities 174.359 278.579 199.464 161.928
TOTAL EQUITY 696.138 686.225 640.784 679.254

Generalima
(PEN Ths) 1Q2016 2013 2014 2015
C R
GENERALIMA—Operational Results
Company GENERALIMA
Country Perú
Currency Sol
Role Generadora
Core Revenues — —
Core Costs — —
Energy Margin — —
Gross Margin — —
EBITDA (3.819) (5.127) (1.826) (940)
Prod. GWh 2015 N/A
Sales GWh 2015 N/A
) ) ) )
Dep. & Amort. 28 6 6 1
Operating Income (3.847) (5.133) (1.832) (942)
GENERALIMA—Historical Balance Sheet
EBITDA Mg. 2015 N/A
Gross Mg. 2015 N/A
(PEN Ths) 1Q2016 2013 2014 2015
ASSETS 231.820 260.260 269.565 269.788
Non-Current Assets 226.012 233.711 242.223 242.397
Current Assets 5.808 26.549 27.342 27.391
LIABILITIES 231.820 260.260 269.565 269.788
Non-Current Liabilities 36.348 34.745 39.117 39.315
Current Liabilities 53.427 89.231 97.557 99.966
TOTAL EQUITY 142.045 136.284 132.891 130.507

Generandes
(PEN Ths) 1Q2016 2013 2014 2015
C R
GENERANDES—Operational Results
Company GENERANDES
Country Perú
Currency Sol
Role Generadora
Core Revenues — —
Core Costs — —
Energy Margin — —
Gross Margin 0 0 0 (0)
EBITDA (728) (579) (158) (18)
Prod. GWh 2015 N/A
Sales GWh 2015 N/A
) ) ) )
Dep. & Amort. — —
Operating Income (728) (579) (158) (18)
GENERANDES—Historical Balance Sheet
EBITDA Mg. 2015 N/A
Gross Mg. 2015 N/A
(PEN Ths) 1Q2016 2013 2014 2015
ASSETS 1.081.757 1.097.728 1.089.952 1.099.139
Non-Current Assets 1.080.615 1 .080.615 1 .080.615 1 .080.615
Current Assets 1.141 17.112 9.337 18.524
LIABILITIES 1.081.757 1.097.728 1.089.952 1.099.139
Non-Current Liabilities — —
Current Liabilities 58 15.512 6.548 15.681
TOTAL EQUITY 1.081.699 1.082.215 1.083.404 1.083.458

Hidroinvest
(ARS Ths) 1Q2016 2013 2014 2015
C R
HIDROINVEST—Operational Results
Company HIDROINVEST
Country Argentina
Currency Peso Argentino
Role Soc. de Inversiones
Core Revenues — —
Core Costs — —
Energy Margin — —
Gross Margin — —
EBITDA (220) (309) (365) (21)
Prod. GWh 2015 N/A
Sales GWh 2015 N/A
) ) ) )
Dep. & Amort. — —
Operating Income (220) (309) (365) (21)
HIDROINVEST—Historical Balance Sheet
EBITDA Mg. 2015 N/A
Gross Mg. 2015 N/A
(ARS Ths) 1Q2016 2013 2014 2015
ASSETS 215.086 216.366 219.022 220.030
Non-Current Assets 208.525 208.525 208.525 208.525
Current Assets 6.561 7 .841 10.497 11.505
LIABILITIES 215.086 216.366 219.022 220.030
Non-Current Liabilities — —
Current Liabilities 4 .587 5 .907 8 .254 9 .335
TOTAL EQUITY 210.499 210.459 210.768 210.695

Inversiones Distrilima
(PEN Ths) 1Q2016 2013 2014 2015
C R
INVERSIONES DISTRILIMA—Operational Results
Company INV. DISTRILIMA
Country Perú
Currency Sol
Role Distribuidora
Core Revenues — —
Core Costs — —
Energy Margin — —
Gross Margin — —
EBITDA (40) (63) (24) (3)
Prod. GWh 2015 N/A
Sales GWh 2015 N/A
) ) ) )
Dep. & Amort. — —
Operating Income (40) (63) (24) (3)
INVERSIONES DISTRILIMA—Historical Balance Sheet
EBITDA Mg. 2015 N/A
Gross Mg. 2015 N/A
(PEN Ths) 1Q2016 2013 2014 2015
ASSETS 371.206 315.953 328.272 374.232
Non-Current Assets 240.706 240.706 240.706 240.706
Current Assets 130.500 75.247 87.566 133.526
LIABILITIES 371.206 315.953 328.272 374.232
Non-Current Liabilities — —
Current Liabilities 1 .945 376 1 .564 46.519
TOTAL EQUITY 369.262 315.578 326.708 327.713

Piura
(PEN Ths) 1Q2016 2013 2014 2015
C R 205 077 252 743 281 751 93 810
PIURA—Operational Results
Company PIURA
Country Perú
Currency Sol
Role Generadora
Core Revenues 205.077 252.743 281.751 93.810
Core Costs 122.901 104.115 127.037 47.466
Energy Margin 82.176 148.628 154.714 46.344
Gross Margin 103.509 148.998 155.457 46.648
EBITDA 70.619 117.017 113.199 39.260
Prod. GWh 2015 583
Sales GWh 2015 650
Dep. & Amort. 19.702 29.425 26.770 6.879
Operating Income 50.918 8 7.592 8 6.429 3 2.380
PIURA—Historical Balance Sheet
EBITDA Mg. 2015 40,18%
Gross Mg. 2015 54,91%
(PEN Ths) 1Q2016 2013 2014 2015
ASSETS 583.957 599.301 626.417 626.580
Non-Current Assets 407.585 394.454 392.639 386.245
Current Assets 176.372 204.847 233.778 240.335
LIABILITIES 583.957 599.301 626.417 626.580
Non-Current Liabilities 258.244 235.978 229.616 217.821
Current Liabilities 60.255 65.139 94.937 83.949
TOTAL EQUITY 265.458 298.184 301.864 324.811

Sociedad Portuaria
(COP Ths) 1Q2016 2013 2014 2015
C R
SOCIEDAD PORTUARIA—Operational Results
Company SOCIEDAD PORTUARIA
Country Colombia
Currency Peso Colombiano
Role Generadora
Core Revenues — —
Core Costs — —
Energy Margin — —
Gross Margin 717.805 608.442 621.454 152.563
EBITDA 276.780 251.238 255.196 61.033
Prod. GWh 2015 N/A
Sales GWh 2015 N/A
Dep. & Amort. 107.634 87.384 87.582 21.179
Operating Income 169.146 163.854 167.614 39.854
SOCIEDAD PORTUARIA—Historical Balance Sheet
EBITDA Mg. 2015 N/A
Gross Mg. 2015 N/A
(COP Ths) 1Q2016 2013 2014 2015
ASSETS 1.487.357 1.366.140 1.522.028 1.418.862
Non-Current Assets 1.196.479 1 .111.014 1 ..041.343 1 .003.089
Current Assets 290.878 255.126 480.685 415.773
LIABILITIES 1.487.357 1.366.140 1.522.028 1.418.862
Non-Current Liabilities 1 ..116.574 939.996 1 .005.483 1 .021.810
Current Liabilities 181.009 190.646 220.447 86.168
TOTAL EQUITY 189.774 235.499 296.098 310.885

Southern Cone
(ARS Ths) 1Q2016 2013 2014 2015
C R
SOUTHERN CONE—Operational Results
Company SOUTHERN CONE
Country Argentina
Currency Peso Argentino
Role Generadora
Core Revenues — —
Core Costs — —
Energy Margin — —
Gross Margin — —
EBITDA (156) (70) (101) -
Prod. GWh 2015 N/A
Sales GWh 2015 N/A
) ) )
Dep. & Amort. — —
Operating Income (156) (70) (101) -
SOUTHERN CONE—Historical Balance Sheet
EBITDA Mg. 2015 N/A
Gross Mg. 2015 N/A
(ARS Ths) 1Q2016 2013 2014 2015
ASSETS 10.598 1 0.558 1 0.646 1 0.646
Non-Current Assets 10.500 10.500 10.500 10.500
Current Assets 98 58 146 146
LIABILITIES 10.598 10.558 10.646 10.646
Non-Current Liabilities — —
Current Liabilities 15 45 234 234
TOTAL EQUITY 10.583 1 0.513 1 0.412 1 0.412

Tesa
(ARS Ths) 1Q2016 2013 2014 2015
C R 21 033 21 033 21 033 5 258
TESA—Operational Results
Company TESA
Country Argentina
Currency Peso Argentino
Role Transmisora
Core Revenues 21.033 21.033 21.033 5.258
Core Costs — —
Energy Margin 21.033 2 1.033 2 1.033 5.258
Gross Margin 21.033 2 1.033 2 1.033 5.277
EBITDA 17.526 17.242 16.119 2.985
Prod. GWh 2015 N/A
Sales GWh 2015 N/A
Dep. & Amort. 2.736 2 .733 2 .730 683
Operating Income 14.790 1 4.509 1 3.389 2.303
TESA—Historical Balance Sheet
EBITDA Mg. 2015 76,64%
Gross Mg. 2015 100,00%
(ARS Ths) 1Q2016 2013 2014 2015
ASSETS 233.848 233.465 240.615 246.842
Non-Current Assets 66.302 48.848 31.923 31.632
Current Assets 167.546 184.617 208.692 215.210
LIABILITIES 233.848 233.465 240.615 246.842
Non-Current Liabilities 236.774 254.867 325.025 409.510
Current Liabilities 124.026 197.916 230.254 220.955
TOTAL EQUITY (126.952) (219.318) (314.664) (383.622)

VALUATION METHODOLOGIES

Valuation Methodology
Asset Valuation Methodology accepted by IFRS
Market Approach Income Approach Costs Approach
Asset Valuation Approaches
Based on market prices, comparable
transactions or multiples. Requires for an
active market.
Ob bl k i I A h
Present value of flows generated by an
asset, given its risk Cost of replicating an asset
Flow to Shareholders ( “Ke”)
Observable market prices Cost of constructing an asset
Comparable transactions
Income Approach
In the above image the asset valuation approaches commonly used by appraisers and the valuation methodologies of each approach are displayed.
For the valuation of the assets we have considered the Income Approach, using the methodology of Cash Flow Asset discounted at WACC rate and an analysis of reasonableness based on the Market Approach.

Valuation Methodology
Income-based Approach
The income-based approach focuses on the ability to produce
i th h t Th f d t l i f thi
Discount rate (WACC)
income through an asset. The fundamental premise of this
approach is that the value of an asset can be measured by the present value of the net economic benefit to be received over the useful life of the asset.
The steps followed in the application of this approach include
The WACC measures the cost of a company’s debt, the funding of equity weighted by the percentage of the debt and the
percentage of equity in the capital structure of a company.
Arithmetically, the formula for calculating the WACC after tax is as follows:
estimations of expected cash flows attributable to an asset over its life and the conversion of such flows to present value through discounting. The discount process uses a rate of return, which represents the time-value of money and the investment risk
factors. The present value of cash flows are then added to
WACC = (Kd x (1-T) x D/(D+E)) + (Ke x E/(D+E))
p
calculate the indication of value for the asset.
The method most commonly applied within the income approach
is the DCF.

Valuation Methodology
Market Approach
The market approach measures the value based on the statistics
f th l i f th t hi h b id d
Comparable transactions:
of the real price of the assets, which can be considered
reasonably similar to the one analyzed. Market approaches
consider the amount by which they can be sold in the open
market, where the value represents the likely price that a
hypothetical buyer may be willing to pay in order to acquire the
The market approach identifies which earning multiples other buyers have paid in the market for assets which can be
considered reasonably similar to the ones that have been
analyzed. This method consists of identifying the transactions asset. A key feature of this approach is that it does not take into consideration the value of the assets for a strategic buyer who may have objectives other than simply obtaining a return from the exploitation of the asset. Therefore, this approach provides a value based on its current use and it does not reflect the value involved in the acquisition of such assets in the open market and determining earning multiples involved in such transactions.
Adjustments are made to the multiples to compensate for
differences between similar assets and those object of the
valuation.
that may derive from any other possible uses, and hence, any inherent value option. These multiples can be used to take advantage of the flow of income generated by the asset in order to reach a value
estimate. The advantage of this approach is that it is based on what third parties are actually willing to pay and it is relatively easy to calculate. However, the main disadvantage is that the asset that must be valued is usually unique, and therefore, it may be difficult to identify transactions that involve sufficiently comparable assets.

Valuation Methodology

DCF Model

The DCF methodology integrates in a systematic manner the key factors that affect the value of a business. While a number of factors affect the value of a company, research indicates that the following seven factors are substantial variables of value in markets dominated by sophisticated investors:

1. Expected cash flow from operations, free of debt after tax
2. Expected expenses of new capital
3. Expected requirements of working capital
4. Time horizon in which the market believes that management can obtain returns above the capital cost
5. Expected rate of return on capital
6. Business risk
7. Financial leverage

The first four factors determine the cash flows, while the other three determine the discount rate used to obtain the present value of cash flows free of debt. To estimate the market value of an asset, it is necessary to discount on advance future cash flows after taxes, free of debt to investors at a WACC rate. For the purposes of our analysis, the debt free cash flow is defined as a tax adjustment to earnings before interests, plus depreciation and other non-cash operating expenses, less capital that is required to maintain the current productive capacity, as well as, for future business growth. The capital required includes planned capital expenditures, the increase in working capital and other planned uses of funds. Where the asset supposedly has an infinite life, it is necessary to calculate the terminal value reflecting the value of the remaining cash flows of the asset in perpetuity.

The terminal value is calculated assuming a sustainable level of cash flow after taxes, debt free and multiplying it by a capitalization factor that reflects adjusted WACC for perpetual growth. The sum of the present value of the estimated discounted cash flows and the terminal value theoretically represent the amount an investor would pay for the asset.

Page 61

ASSUMPTIONS

VALUATION ASSUMPTIONS

Valuation Assumptions
Terminal value
Generating companies: The calculation of the terminal value for ti i d b d th t l f
Distribution companies: For companies engaged in the
distribution of energy the present value of a perpetuity of
generating companies was made based on the present value of
free cash flow perpetuity from 2021. However, according to
information provided by the administration, some companies or projects have end dates already determined for their operations, thus their terminal value is calculated as follows:
energy, NOPLAT from 2021 was used as a criteria for calculating the terminal value. Exceptionally for some companies a different criteria was used as a base, specified below:
Coelce: This compan has a ta benefit d e to hich it
? Cachoeira: Annuity until 2027 plus a recovery of nondepreciated asset recovery in 2027 for R$ 300 MM.
? Fortaleza: Annuity until 2023 plus capacity payment from
? company tax benefit, due which pays a tax of 15.6%. According to Administration this should remain unchanged until 2026, therefore, its
terminal value was calculated as an annuity until 2026
with the lowered tax and from 2027 a perpetuity with
34% tax.
2024 to 2031 (322 MW).
? Chocón, Costanera y Docksud: Annuity of operations until
2023 plus recovery of funds of FONINVEMEN and VOSA
between 2016 and 2026
Others: For companies not classified in the aforementioned
categories, the terminal value was calculated using a free cash flow perpetuity. Particularly Cien, a company dedicated to
2026. transmission, based on the information provided by the administration was explicitly projected to 2024.

Valuation Assumptions
Capex and Terminal Value Depreciation
For calculating the terminal value of the Generation companies, for which a perpetuity is projected, it is necessary to project a Capex
d th i di R l td iti d ti ti di t th i t t i d t l
Capex Useful Life
USD/kW Y
Technology
and their corresponding Replacement depreciation and amortization, corresponding to the necessary investments in order to replace the current fixed asset in the corresponding year in accordance with current antiquity and projected useful life by the administration of each kind of technology. Thus, the assumptions used are:
Years
HID 1200 50
CC 1000 25
TG 600 25
TV 2500 30
With this, a Capex and total replacement depreciation was calculated, including maintenance values as the ones of the last year of explicit projection.

ANALYSIS OF THE DISCOUNT RATE

Analysis of the Discount Rate

Discount Rate (WACC)

Determination of the Discount Rate

We have developed a brief description of the details for calculating the Discount Rate for this project.

Cost of Equity (Ke)

To estimate the Ke, CAPM was used as a framework. The CAPM estimates Ke as a risk-free rate of return plus an adjusted premium for market risk thanks to the beta of the company to be appraised plus a discount by size.

The CAPM used in our methodology is arithmetically expressed by the following equation:

$$Ke = Rf + CR + \beta^{*}(ERP) + DT$$

Where:

Ke = Cost of equity

Rf = Risk-free rate of return, exclusive for each country

CR = Country Risk

β = Leveraged Beta

ERP = Market risk premium

DT = Discount by size

Risk-free rate of return

In selecting an appropriate risk-free rate to be used for the cost of capital, long-term yields on US bonds (US Treasury 2 1/2 05/15/46 Govt Bond) were taken into account.

Beta

Beta measures the volatility of the share price of a company relative to the stock market in general. It reflects the market or systematic risk, as opposed to the specific risk of the company and can't be diversified.

We have selected a group of listed companies operating in the Generation, Distribution and Transmission Industries. In carrying out our search, we focused on companies whose main activities are similar.

The betas of shares used for each of the comparable companies were taken from Bloomberg.

In order to adjust by the effect of leverage of the beta of each company, the betas were first "unleveraged", based on the debt-to-equity ratio of the actual history of the comparable company, to provide the beta of assets of each company.

Page 67

Analysis of the Discount Rate
Comparable Companies Country Beta 5YM D/P Tax Bu
CL 0 63 0 00 27 00% 0 627
Discount Rate (WACC)
EMPRESA ELECTRICA PEHUENCHE 0,63 0,00 27,00% 0,627
COLBUN SA CL 0,60 0,51 27,00% 0,435
PAMPA ENERGIA SA AR 1,09 0,33 35,00% 0,896
AES TIETE ENERGIA SA BZ 0,71 0,19 34,00% 0,631
NRG YIELD INC-CLASS A US 1,64 1,47 35,00% 0,838
EMPRESA NACIONAL DE ELECTRIC CL 0,88 0,16 27,00% 0,790
Generation
Medians of Comparable Companies 0,80 0,26 0,31 0,71
Comparable Companies Country Beta 5YM D/P Tax Bu
EMPRESA DE ENERGIA DE BOGOTA CO 0,78 0,51 43,00% 0,609
ISAGEN SA ESP CO 0,70 0,29 43,00% 0,602
COSAN SA INDUSTRIA COMERCIO BZ 0,93 0,60 34,00% 0,666
CIA GENERAL CL 0 60 0 70 27 00% 0 398
Distribution
DE ELECTRICIDAD 0,60 0,70 27,00% 0,398
EDELNOR SA/PERU-COMUN PE 0,64 0,33 26,00% 0,517
MGE ENERGY INC US 0,56 0,20 35,00% 0,499
EDEGEL SA-COMUN PE 0,65 0,08 26,00% 0,614
Medians of Comparable Companies 0,65 0,33 0,34 0,60
Comparable Companies Country p p y Beta 5YM D/P Tax Bu
ENGIE ENERGIA CHILE SA CL 0,82 0,38 27,00% 0,645
PROMIGAS SA ESP CO 0,28 0,19 43,00% 0,254
ENAGAS SA SP 0,69 0,68 28,00% 0,460
APA GROUP AU 0,84 0,88 30,00% 0,519
COLUMBIA PIPELINE PARTNERS L US 0,88 0,44 35,00% 0,684
Medians of Comparable Companies 0,82 0,44 0,30 0,52
Transmission

Analysis of the Discount Rate
Discount Rate (WACC)
Discount by Size
An adjustment is made by company size the smaller the size a
For example, while the rate of local government bonds captures size, macroeconomic risk factors specific to each country it does not higher associated risk premium exists. The discount by size was based on discount by size of Ibbotson 2016, for Mid Cap.
Market Risk Premium
We assume a market risk premium consistent with the studies of country, capture the additional potential risks that investors face in local stock market, such as, the risk of corporate governance, stock market or regulatory inefficiencies, such as repatriation of assets and restrictions on the distribution of profits.
C t f D bt
p
historical data of market share returns, which measures the longterm returns for equity over government bonds.
Our resulting equity risk premium is taking into consideration historical returns in the short and long term, future estimates, recent publications and academic studies
Cost of Debt
To estimate the cost of debt we assume an additional spread to the national risk-free rate. The cost of debt is expressed by the following equation:
studies. Rd = Rf + Spread of credits
The use of a risk premium based on returns of developed markets is based on the assumption that a market participant buying a majority share of the assets of the Company faces no additional risks specific to the country which are not captured in the
component of the co ntr risk premi m of the local risk free rate
p
Where: Rd = Cost of Debt
Rf = Risk-free rate
For calculating the spread, the average of comparable of the country premium risk-in the country.
g p g p
industry were considered.
Corporate Tax Rate
The tax rate used for calculating the discount rate corresponds to th t t t i h t

the corporate tax rate in each country.

Analysis of the Discount Rate
Discount Rate (WACC)
Capital Structure
With the resulting cost of equity and cost of debt, the next step is to determine a target capital structure. The proportion of debt and equity assumed is an important component for calculating the
WACC.
Our analysis of comparable companies gave us the capital structure to be applied in each market. In the case of Argentina, the fact that the companies have no debt in their capital structure was
considered.
Conclusion of WACC
Discount rates for each sub industry and country are shown below:

Analysis of the Discount Rate

Discount Rate (WACC)







	Brazil			Colombia			Peru			Argentina			Chile		
	Gx	Dx	Tx	Gx	Dx	Tx	Gx	Dx	Tx	Gx	Dx	Tx	Gx	Dx	Tx
Unleveraged Adjusted Beta	0,71	0,60	0,52	0,71	0,60	0,52	0,71	0,60	0,52	0,71	0,60	0,52	0,71	0,60	0,52
D/P	0,26	0,33	0,44	0,26	0,33	0,44	0,26	0,33	0,44	0,00	0,00	0,00	0,26	0,33	0,44
Tax Rate (a)	34%	34%	34%	43%	43%	43%	26%	26%	26%	35%	35%	35%	27,00%	27,00%	27,00%
Size Premium (e)	1,07%	1,07%	1,07%	1,07%	1,07%	1,07%	1,07%	1,07%	1,07%	1,07%	1,07%	1,07%	1,07%	1,07%	1,07%
Country CDS (PRP) (f)	3,94%	3,94%	3,94%	2,77%	2,77%	2,77%	2,03%	2,03%	2,03%	11,17%	11,17%	11,17%	1,37%	1,37%	1,37%
Risk Free Rate (b)	2,29%	2,29%	2,29%	2,29%	2,29%	2,29%	2,29%	2,29%	2,29%	2,29%	2,29%	2,29%	2,29%	2,29%	2,29%
Risk Premium (c)	5,30%	5,30%	5,30%	5,30%	5,30%	5,30%	5,30%	5,30%	5,30%	5,30%	5,30%	5,30%	5,30%	5,30%	5,30%
Leveraged Beta	0,83	0,73	0,67	0,82	0,72	0,65	0,85	0,75	0,69	0,71	0,60	0,52	0,85	0,75	0,69
Cost of Equity	**11,7%**	**11,2%**	**10,8%**	**10,5%**	**9,9%**	**9,6%**	**9,9%**	**9,4%**	**9,0%**	**18,3%**	**17,7%**	**17,3%**	**9,2%**	**8,7%**	**8,4%**
Risk Free Rate (b)	2,29%	2,29%	2,29%	2,29%	2,29%	2,29%	2,29%	2,29%	2,29%	2,29%	2,29%	2,29%	2,29%	2,29%	2,29%
Spread (d)	7,10%	7,10%	7,10%	2,57%	2,57%	2,57%	4,81%	4,81%	4,81%	8,42%	8,42%	8,42%	2,03%	2,03%	2,03%
Cost of Debt before taxes	9,39%	9,39%	9,39%	4,85%	4,85%	4,85%	7,10%	7,10%	7,10%	10,70%	10,70%	10,70%	4,32%	4,32%	4,32%
Tasa de impuesto	34%	34%	34%	43%	43%	43%	26%	26%	26%	35%	35%	35%	27%	27%	27%
Cost of Debt after taxes	**6,2%**	**6,2%**	**6,2%**	**2,8%**	**2,8%**	**2,8%**	**5,3%**	**5,3%**	**5,3%**	**7,0%**	**7,0%**	**7,0%**	**3,2%**	**3,2%**	**3,2%**
WACC USD	**10,56%**	**9,94%**	**9,42%**	**8,86%**	**8,14%**	**7,50%**	**8,92%**	**8,34%**	**7,88%**	**18,29%**	**17,71%**	**17,28%**	**7,95%**	**7,30%**	**6,77%**

(a) Corporate Tax Rate by country
(b) US Treasury 2 1/2 05/15/46 Govt Bond
(c) MRP Fernandez, USA, 2016
(d) Industry Comparables Companies Spreads
(e) Ibbotson, 2015
(f) 10 year CDS / Damodaran

Page 71

MAIN MACRO VARIABLES

Main Macro Variables
Brent, Copper, HH y Carbón
Copper
USD/barrel
Copper API 2

B1
Slide 74
B1 BDO-FC08, 7/29/2016

Main Macro Variables
Exchange rates
Forecast: Average Exchange Rate—Peru Forecast: Average Exchange Rate—Argentina
Forecast: Average Exchange Rate—Brazil Forecast: Average Exchange Rate—Colombia

Main Macro Variables
GDP and Inflation
GDP Forecast
Inflation Forecast

GENERAL RESULTS

CONSOLIDATED RESULTS

Consolidated results
Millions of Dollars
Country Company Name Role WACC (USD) Terminal Value
Total Equity
Value
% Direct and
Indirect Ownership
Equity
Ownership
% Direct and
Indirect Ownership
Equity Ownership
% Direct and
Indirect Ownership
Equity Ownership
Caboblanco Generación 8,92% FCF Perpetuity 3,78 0,0% 0,00 0,0% 0,00 100,0% 3,78
Chilectra Américas Endesa Américas Enersis América
Valuations and Consolidated Holdings
Chinango Generación 8,92% FCF Perpetuity 496,79 0,0% 0,00 50,0% 248,25 46,9% 232,90
Edegel Generación 8,92% FCF Perpetuity 2.028,20 0,0% 0,00 62,5% 1.266,82 58,6% 1.188,53
Edelnor Distribución 8,34% NOPLAT Perpetuity 1.547,53 15,6% 241,11 0,0% 0,00 75,5% 1.169,01
Generalima Generación 8,92% FCF Perpetuity -82,77 0,0% 0,00 0,0% 0,00 100,0% -82,77
Generandes Generación 8,92% FCF Perpetuity 5,42 0,0% 0,00 61,0% 3,30 75,6% 4,09
Piura Generación 8,92% FCF Perpetuity 179,56 0,0% 0,00 0,0% 0,00 96,5% 173,27
Distrilima Distribución 8,34% NOPLAT Perpetuity 23,23 30,2% 7,01 0,0% 0,00 69,8% 16,23
Ampla Distribución 9 94% NOPLAT Perpetuity 783 70 36 7% 287 23 17 4% 136 44 92 0% 721 24
Perú
9,94% 783,70 36,7% 287,23 17,4% 136,44 92,0% 721,24
Cachoeira Generación 10,56% Input 437,24 11,2% 49,10 37,0% 161,96 84,2% 368,03
Cien Transmisión 9,42% Input 341,02 11,3% 38,43 37,1% 126,65 84,4% 287,75
Coelce Distribución 9,94% Input 1.172,13 6,6% 77,71 21,9% 256,23 64,9% 760,24
EN-Brasil com y serv Generación 10,56% FCF Perpetuity 268,99 11,3% 30,31 37,1% 99,90 84,4% 226,95
Fortaleza Generación 10,56% Input 415,17 11,3% 46,79 37,1% 154,20 84,4% 350,32
Enel Brasil Otros 9,97% FCF Perpetuity -78,12 11,3% -8,80 37,1% -29,01 84,4% -65,91
Codensa Distribución 8,14% NOPLAT Perpetuity 2.319,22 9,2% 214,06 0,0% 0,00 47,8% 1.108,35
E G ió 8 86% FCF P t it 4 336 57 0 0% 0 00 26 9% 1 165 24 37 7% 1 635 75
Brasil
Emgesa Generación 8,86% Perpetuity 4.336,57 0,0% 0,00 26,9% 1.165,24 37,7% 1.635,75
Emgesa Panamá Generación 8,86% FCF Perpetuity 0,00 0,0% 0,00 26,9% 0,00 37,7% 0,00
Soc Portuaria Generación 8,86% FCF Perpetuity 1,43 0,5% 0,01 25,5% 0,36 22,4% 0,32
CEMSA Generación 18,29% FCF Perpetuity 17,64 0,0% 0,00 45,0% 7,94 82,0% 14,47
Chocon Generación 18,29% Input 337,69 0,0% 0,00 65,4% 220,72 39,2% 132,41
Costanera Generación 18,29% Input 103,20 0,0% 0,00 75,7% 78,09 45,4% 46,84
CTM Transmisión 17,28% FCF Perpetuity -17,62 11,3% -1,99 37,1% -6,54 84,4% -14,87
Docksud Generación 18,29% Input 107,94 0,0% 0,00 0,0% 0,00 40,3% 43,45
Colombia
Edesur Distribución 17,71% NOPLAT Perpetuity 134,35 34,0% 45,73 0,5% 0,67 71,6% 96,22
Endesa Argentina Otros 17,76% NOPLAT Perpetuity 1,97 0,0% 0,00 100,0% 1,97 60,0% 1,18
Hidroinvest Otros 17,76% FCF Perpetuity -0,26 0,0% 0,00 96,1% -0,25 57,6% -0,15
Southern Cone Generación 18,29% FCF Perpetuity -0,08 0,0% 0,00 99,9% -0,08 59,9% -0,05
TESA Transmisión 17,28% FCF Perpetuity -17,46 11,3% -1,97 37,1% -6,48 84,4% -14,73
Distrilec Otros 17,76% FCF Perpetuity -0,20 23,4% -0,05 0,9% 0,00 50,9% -0,10
CHI Ame Otros 7,34% FCF Perpetuity 4,20 100,0% 4,20 0,0% 0,00 99,1% 4,16
EOC Ame Otros 7,34% FCF Perpetuity 24,17 0,0% 0,00 100,0% 24,17 60,0% 14,50
Argentina
Chile
ENI Ame Otros 7,34% FCF Perpetuity 860,38 0,0% 0,00 0,0% 0,00 100,0% 860,38
Total 1.028,88 3.910,54 9.281,80

Consolidated results
Summary of Valuations by Country
Consolidated Valuations by Country and Role
Chilectra Américas Endesa Américas Enersis Américas
Argentina 42 296 305
Brasil 521 906 2.649
C l bi 214 1 166 2 744
Colombia 1.166 2.744
Perú 248 1.518 2.701
Chile 4 24 879
Total 1.029 3.911 9.278
Chilectra Américas Endesa Américas Enersis Américas
Generación 126 3.407 4.338
Di t ib ió 873 393 3 871
Summary of Valuations by Role
Distribución 3.871
Transmisión 34 114 258
Otros -5 -3 814
Total 1.029 3.911 9.282

Consolidated results
Exchange Ratio Results
Exchange Ratio Result
Economic Value of Equity (M $USD) 1.028,88 3.910,54 9.281,80
Chilectra
Américas
Endesa
Américas
Enersis
Américas
Economic Value of Equity (M $CLP) (1) 682.396,58 2.593.627,49 6.156.063,79
Equity Adjustments—Dividends (M $CLP) (2) -120.000,00 —
Equity Adjustments—Taxes (M $CLP) (3) 11.666,93 90.590,28 65.897,72
Resulting Economic Valuation of Equity 574.063,51 2.684.217,77 6.221.961,52
N° Shares 1.150.742.161 8.201.754.580 49.092.772.762
Price/Shares ($ CLP) 498,86 327,27 126,74
Exchange Ratio (4) 3,94 2,58

Consolidated results
Exchange Ratio Results
(1) Economic Value of Equity of shares held in Argentina, Brazil, Colombia and Peru. Also inlcuded:
economic valuation of Chilectra América’s, Endesa América’s and Enersis América’s equity at a
Holding level in Chile (present value of corporation costs minus net financial debt). Exchange rate of CLP/USD at valuation date (30/06/2016): $ 663,2 (Source: Bloomberg)
(2) While calculating the exchange rate and all other conclusions in this report, the distribution of a
120.000.000.000 Chilean Pesos dividend for Chilectra América’s shareholders has been taken into consideration. In accordance to the information provided by Management, this dividend will analyzed by Chilectra América’s shareholders during the Extraordinary Shareholders Meeting in which the Fusion is discussed.
(3) Describes the economic compensation agreed upon by the shareholders to be included in the exchange rate for a tax payment paid on 16/03/2016 by Chilectra and Endesa Chile in Peru during the split phase. According to the information available within the VDR, this payment is equivalent to 132 M$ USD by Endesa Chile and 17 M$ USD by Chilectra. (Exchange rate of CLP/USD by
(4) Describes the Number of Shares of Enersis Américas that need to be conceded at the moment of the Fusion for each share of Chilectra Américas and Endesa Américas.
10/03/2016: $ 686,3 (Source: Bloomberg)).

Consolidated results
Increase in Capital Calculation
Analysis of Shares and Capital Increase
% Minority Shareholders 0,91%
N° Minority Shares 10.464.606
Value of Minority Equity (M$CLP) 5.220
N° Enersis Américas Shares to Issue 41 190 308
Chilectra Américas
N 41.190.308
% Minority Shareholders 40,02%
N° Minority Shares 3.282.265.786
Value of Minority Equity (M$CLP) 1.074.199
N° Enersis Américas Shares to Issue 8.475.688.062
Endesa Américas
Shareholders of Enersis Américas Post-Merge
Total Equity to Issue (M$CLP) 1.079.419
Total N° of Shares to Issue (Millones) 8.517
N° Shares Ownership
Grupo Enel 29.760.038.848 51,66%
Minority Shareholders Enersis Américas 19.332.733.914 33,56%
Minority Shareholders Endesa Américas 8.475.688.062 14,71%
Minority Shareholders Chilectra Américas 41.190.308 0,07%
Total Shares 57.609.651.132 100%

Consolidated results
ENERSIS AMERICAS S.A. AND ITS SUBSIDIARIES
Pro-forma Balance: Current assets
Pro Forma Statement of Financial Position
as of June 30, 2016
(In thousands of Chilean pesos)
Enersis Américas
Consolidated
Merger
Adjustments
Pro Forma Enersis
Americas Merged
Current Assets
Cash and cash equivalents 1.113.569.619—1.113.569.619
Other current financial assets 142.620.909—142.620.909
Other current non-financial assets 89.840.199—89.840.199
Trade and other current receivables 1.189.121.678—1.189.121.678
Account receivables from related parties 144.502.911—144.502.911
Inventories 75.897.505—75.897.505
Current biological assets 0—0
Current Tax assets 87.722.866—87.722.866
Current assets other than assets of disposal groups clasified as helf for sale or as held for distribution to owners 2.843.275.687—2.843.275.687
TOTAL CURRENT ASSETS 2.843.275.687 2.843.275.687

Consolidated results
Pro-forma Balance: Non-current Assets
ENERSIS AMERICAS S.A. AND ITS SUBSIDIARIES
Pro Forma Statement of Financial Position
as of June 30, 2016
(In thousands of Chilean pesos)
Enersis Américas
Consolidated
Merger
Adjustments
Pro Forma Enersis
Americas Merged
NON-CURRENT ASSETS
Other non-current financial assets 609.738.969—609.738.969
Other non-current non-financial assets 88.622.505—88.622.505
Trade and other non-current receivables 350.128.561—350.128.561
Non-current account receivables from related parties 270.698—270.698
Investments accounted for using the equity method 31.241.693—31.241.693
Intangible assets other than goodwill 1.153.454.168—1.153.454.168
Goodwill 479.483.670—479.483.670
Property, plant and equipment 5.024.807.458—5.024.807.458
Deferred tax assets 137.434.192—137.434.192
TOTAL NON-CURRENT ASSETS 7.875.181.914 7.875.181.914
TOTAL ASSETS 10.718.457.601—10.718.457.601

Consolidated results
Pro-forma Balance: Current Liabilities
ENERSIS AMERICAS S.A. AND ITS SUBSIDIARIES
Pro Forma Statement of Financial Position
as of June 30, 2016
(In thousands of Chilean pesos)
Enersis Américas
Consolidated
Merger
Adjustments
Pro Forma Enersis
Americas Merged
CURRENT LIABILITIES
Other current financial liabilities 819.420.506—819.420.506
Trade and other current payables 1.396.855.255 18.499.833 (a) 1.415.355.088
Accounts payable to related parties 40.131.196—40.131.196
Other current provisions 103.068.360—103.068.360
Current tax liabilities 68.867.984—68.867.984
Other current non-financial liabilities 35.420.253—35.420.253
Current liabilities other than liabilities included in disposal groups classified as held for sale
2.463.763.554 18.499.833 2.482.263.387
TOTAL CURRENT LIABILITIES 2.463.763.554 18.499.833 2.482.263.387

Consolidated results
ENERSIS AMERICAS S.A. AND ITS SUBSIDIARIES
Pro-forma Balance: Non-current Liabilities
Pro Forma Statement of Financial Position
as of June 30, 2016
(In thousands of Chilean pesos)
Enersis Américas
Consolidated
Merger
Adjustments
Pro Forma Enersis
Americas Merged
NON-CURRENT LIABILITIES
Other non-current financial liabilities 1.964.388.249—1.964.388.249
Trade and other non-current payables 293.476.435—293.476.435
Non-current accounts payable to related parties 0 —
Other long-term provisions 237.782.799—237.782.799
Deffered tax liabilities 226.689.740—226.689.740
Non-current provisions for employee benefits 206.274.254—206.274.254
Other non-current financial liabilities 19.085.817—19.085.817
-
TOTAL NON-CURRENT LIABILITIES 2.947.697.294—2.947.697.294
TOTAL LIABILITIES 5.411.460.848 18.499.833 5.429.960.681

Consolidated results
Pro-forma Balance: Equity
ENERSIS AMERICAS S.A. AND ITS SUBSIDIARIES
Pro Forma Statement of Financial Position
as of June 30, 2016
(In thousands of Chilean pesos)
Enersis Américas
Consolidated
Merger
Adjustments
Pro Forma Enersis
Americas Merged
EQUITY
Issued capital 3.575.339.010 1.080.510.617 (b ) 4.655.849.627
Retained earnings 2.148.192.728—2.148.192.728
Share Premium 0 —
Other Reserves (1.976.890.178) (580.857.176) (c ) (2.557.747.354)
Equity attributable to owners of parent 3.746.641.560 499.653.441 4.246.295.001
-
Non-contrlling interests 1.560.355.193 (518.153.274) (d) 1.042.201.919
-
TOTAL EQUITY 5.306.996.753 (18.499.833) 5.288.496.920
-
TOTAL EQUITY AND LIABILITIES 10.718.457.601 0 10.718.457.601

Consolidated results
Balance Sheet Notes:
( a) Trade and other current payables
Balance Notes: Pro-forma Balance
) p y
(b) Issued Capital
Corresponds to the estimate for the tax that Enersis Américas would pay for the transfer of the investments that Chilectra Américas and Endesa
Americas own in Perú.
Represents the capital increase, in terms of shares required to be issued by Enersis Américas as consideration of the exchange ratio for each share of
Endesa Américas and Chilectra Américas in connection with the proposed merger. The amount of the capital increase was determined based on the
(c) Other Reserves
quoted market value of Enersis Americas, Endesa Americas and Chilectra Americas as of June 30, 2016, which were $126,74, $327,27 and $498,86 respectively, resulting in an Exchange Ratio of 3,94 shares of Enersis America per each share of Chilectra Americas and 2,58 shares of Enersis Americas
Represents the recognition of the difference between the capital increase in Enersis Américas, if the merger is completed, and the carrying amount of the non-controlling interests that will become part of the share capital in the net equity attributable to the owners of Enersis Américas after completion the proposed merger The difference between the fair market value of the consideration received or paid and the amount by which the non-controlling
(d) Non-controlling Interests
of merger. interests is adjusted is being recognized in net equity attributable to the owners of Enersis Américas.
Represents the elimination of the carrying amount of the non-controlling interests that, if the proposed merger is eventually completed, will become direct shareholders of Enersis Américas’ share capital, as a result of the proposed merger.

RESULTS BY COMPANY

Results by Company
Present Value Free Cash Flow (Ths$ USD) 183 44 Present Value Free Cash Flow (Ths$ USD) (4 46)
Economic Valuation Results AMPLA ENERGIA Economic Valuation Results CABOBLANCO
183,44 4,46)
Terminal Value (Ths$ USD) 1.642,03 Terminal Value (Ths$ USD) (0,10)
Economic Value of the Company (Ths$ USD) 1.825,47 Economic Value of the Company (Ths$ USD) -4,56
Net Financial Debt (Ths$ USD) (1.041,76) Net Financial Debt (Ths$ USD) 8,33
Economic Value of Equity (Ths$USD) 783,70 Economic Value of Equity (Ths$USD) 3,78
Economic Valuation Results CACHOEIRA Economic Valuation Results CEMSA
Present Value Free Cash Flow (Ths$ USD) 2 27,14 Present Value Free Cash Flow (Ths$ USD) 4,36
Terminal Value (Ths$ USD) 174,73 Terminal Value (Ths$ USD) 12,44
Economic Value of the Company (Ths$ USD) 401,87 Economic Value of the Company (Ths$ USD) 16,80
Net Financial Debt (Ths$ USD) 35 37 Net Financial Debt (Ths$ USD) 0 84
35,37 0,84
Economic Value of Equity (Ths$USD) 437,24 Economic Value of Equity (Ths$USD) 17,64

Results by Company
Present Value Free Cash Flow (Ths$ USD) 125 12 Present Value Free Cash Flow (Ths$ USD) 240 83
Economic Valuation Results CHINANGO Economic Valuation Results CHOCON
125,12 240,83
Terminal Value (Ths$ USD) 402,10 Terminal Value (Ths$ USD) 1 61,64
Economic Value of the Company (Ths$ USD) 527,22 Economic Value of the Company (Ths$ USD) 402,47
Net Financial Debt (Ths$ USD) (30,43) Net Financial Debt (Ths$ USD) (64,78)
Economic Value of Equity (Ths$USD) 496,79 Economic Value of Equity (Ths$USD) 337,69
Economic Valuation Results CIEN Economic Valuation Results CODENSA
Present Value Free Cash Flow (Ths$ USD) 1 77,63 Present Value Free Cash Flow (Ths$ USD) 5 97,07
Terminal Value (Ths$ USD) 178,96 Terminal Value (Ths$ USD) 2.293,95
Economic Value of the Company (Ths$ USD) 356,59 Economic Value of the Company (Ths$ USD) 2.891,03
Net Financial Debt (Ths$ USD) (15 57) Net Financial Debt (Ths$ USD) (571 81)
15,57) 571,81)
Economic Value of Equity (Ths$USD) 341,02 Economic Value of Equity (Ths$USD) 2.319,22

Results by Company
Present Value Free Cash Flow (Ths$ USD) 416 84 Present Value Free Cash Flow (Ths$ USD) 91 49
Economic Valuation Results COELCE Economic Valuation Results COSTANERA
416,84 91,49
Terminal Value (Ths$ USD) 1.080,17 Terminal Value (Ths$ USD) 75,95
Economic Value of the Company (Ths$ USD) 1.497,01 Economic Value of the Company (Ths$ USD) 167,44
Net Financial Debt (Ths$ USD) (324,88) Net Financial Debt (Ths$ USD) (64,24)
Economic Value of Equity (Ths$USD) 1.172,13 Economic Value of Equity (Ths$USD) 103,20
Economic Valuation Results CTM Economic Valuation Results DOCK SUD
Present Value Free Cash Flow (Ths$ USD) 3,05 Present Value Free Cash Flow (Ths$ USD) 87,52
Terminal Value (Ths$ USD) 4,16 Terminal Value (Ths$ USD) 65,54
Economic Value of the Company (Ths$ USD) 7,21 Economic Value of the Company (Ths$ USD) 153,06
Net Financial Debt (Ths$ USD) (24 83) Net Financial Debt (Ths$ USD) (45 12)
24,83) 45,12)
Economic Value of Equity (Ths$USD) -17,62 Economic Value of Equity (Ths$USD) 107,94

Results by Company
Present Value Free Cash Flow (Ths$ USD) 726 88 Present Value Free Cash Flow (Ths$ USD) 334 78
Economic Valuation Results EDEGEL Economic Valuation Results EDELNOR
726,88 334,78
Terminal Value (Ths$ USD) 1.457,20 Terminal Value (Ths$ USD) 1.620,17
Economic Value of the Company (Ths$ USD) 2.184,08 Economic Value of the Company (Ths$ USD) 1.954,95
Net Financial Debt (Ths$ USD) (155,88) Net Financial Debt (Ths$ USD) (407,42)
Economic Value of Equity (Ths$USD) 2.028,20 Economic Value of Equity (Ths$USD) 1.547,53
Economic Valuation Results EDESUR Economic Valuation Results EMGESA
Present Value Free Cash Flow (Ths$ USD) (57,19) Present Value Free Cash Flow (Ths$ USD) 2.841,03
Terminal Value (Ths$ USD) 358,95 Terminal Value (Ths$ USD) 3.182,55
Economic Value of the Company (Ths$ USD) 301,75 Economic Value of the Company (Ths$ USD) 6.023,59
Net Financial Debt (Ths$ USD) (167 40) Net Financial Debt (Ths$ USD) (1 687 02)
167,40) 1.687,02)
Economic Value of Equity (Ths$USD) 134,35 Economic Value of Equity (Ths$USD) 4.336,57

Results by Company
Present Value Free Cash Flow (Ths$ USD) 35 63 Present Value Free Cash Flow (Ths$ USD) (0 59)
Economic Valuation Results BRASIL COM. Y SERV. Economic Valuation Results ENDESA ARGENTINA
35,63 0,59)
Terminal Value (Ths$ USD) 235,65 Terminal Value (Ths$ USD) (0,76)
Economic Value of the Company (Ths$ USD) 271,28 Economic Value of the Company (Ths$ USD) -1,35
Net Financial Debt (Ths$ USD) (2,29) Net Financial Debt (Ths$ USD) 3,32
Economic Value of Equity (Ths$USD) 268,99 Economic Value of Equity (Ths$USD) 1,97
Economic Valuation Results ENEL BRASIL Economic Valuation Results FORTALEZA
Present Value Free Cash Flow (Ths$ USD) (137,00) Present Value Free Cash Flow (Ths$ USD) 1 86,42
Terminal Value (Ths$ USD) (432,80) Terminal Value (Ths$ USD) 2 29,62
Economic Value of the Company (Ths$ USD) -569,80 Economic Value of the Company (Ths$ USD) 416,04
Net Financial Debt (Ths$ USD) 491 68 Net Financial Debt (Ths$ USD) (0 87)
491,68 0,87)
Economic Value of Equity (Ths$USD) -78,12 Economic Value of Equity (Ths$USD) 415,17

Results by Company
Present Value Free Cash Flow (Ths$ USD) (38 95) Present Value Free Cash Flow (Ths$ USD) 4 77
Economic Valuation Results GENERALIMA Economic Valuation Results GENERANDES
38,95) 4,77
Terminal Value (Ths$ USD) (2,91) Terminal Value (Ths$ USD) (0,21)
Economic Value of the Company (Ths$ USD) -41,87 Economic Value of the Company (Ths$ USD) 4,56
Net Financial Debt (Ths$ USD) (40,90) Net Financial Debt (Ths$ USD) 0,86
Economic Value of Equity (Ths$USD) -82,77 Economic Value of Equity (Ths$USD) 5,42
Economic Valuation Results HIDROINVEST Economic Valuation Results PIURA
Present Value Free Cash Flow (Ths$ USD) (0,17) Present Value Free Cash Flow (Ths$ USD) 76,13
Terminal Value (Ths$ USD) (0,24) Terminal Value (Ths$ USD) 1 46,48
Economic Value of the Company (Ths$ USD) -0,40 Economic Value of the Company (Ths$ USD) 222,61
Net Financial Debt (Ths$ USD) 0 15 Net Financial Debt (Ths$ USD) (43 05)
0,15 43,05)
Economic Value of Equity (Ths$USD) -0,26 Economic Value of Equity (Ths$USD) 179,56

Results by Company
Present Value Free Cash Flow (Ths$ USD) (0 19) Present Value Free Cash Flow (Ths$ USD) (0 04)
Economic Valuation Results SOCIEDAD PORTUARIA Economic Valuation Results SOUTHERN CONE
0,19) 0,04)
Terminal Value (Ths$ USD) 1,45 Terminal Value (Ths$ USD) (0,04)
Economic Value of the Company (Ths$ USD) 1,26 Economic Value of the Company (Ths$ USD) -0,08
Net Financial Debt (Ths$ USD) 0,16 Net Financial Debt (Ths$ USD) -
Economic Value of Equity (Ths$USD) 1,43 Economic Value of Equity (Ths$USD) -0,08
Economic Valuation Results TESA Economic Valuation Results INVERSIONES DISTRILIMA
Present Value Free Cash Flow (Ths$ USD) 3,78 Present Value Free Cash Flow (Ths$ USD) (5,83)
Terminal Value (Ths$ USD) 4,38 Terminal Value (Ths$ USD) (0,01)
Economic Value of the Company (Ths$ USD) 8,16 Economic Value of the Company (Ths$ USD) -5,83
Net Financial Debt (Ths$ USD) (25 62) Net Financial Debt (Ths$ USD) 29 06
25,62) 29,06
Economic Value of Equity (Ths$USD) -17,46 Economic Value of Equity (Ths$USD) 23,23

Results by Company
Present Value Free Cash Flow (Ths$ USD) (0 08)
Economic Valuation Results DISTRILEC
0,08)
Terminal Value (Ths$ USD) (0,13)
Economic Value of the Company (Ths$ USD) -0,21
Net Financial Debt (Ths$ USD) 0,00
Economic Value of Equity (Ths$USD) -0,20

REASONABLENESS ANALYSIS

Market Cap vs Estimates
90,0%
12.000 Market Values vs Estimated Values
50,0%
70,0%
8.000
10.000
USD
10,0%
30,0%
6.000
Market Cap M
-30,0%
-10,0%
2.000
4.000
Chilectra’s and Ampla’s value, additionalty to including a control premium, include a liquidity premium of 20%
0 -50,0%
ENERSIS ENDESA Americas CHILECTRA Americas EDEGEL EDELNOR COELCE AMPLA
Market Cap 30/06/2016 Control Premium 12% Control Premium 15% Estimated Value % Difference Estimated Value- Market Cap.

Note: Chilectra s Ampla s Note: Control Premium based on Dick and Zingales range (Private Benefits of Control: An International Comparison)

Observable prices
Market Multiples vs Value Estimates
Source: Bloomberg

g
Date of multiples: June 28, 2016
Note: The size of the circles represent the Market Cap at the date of extraction of the multiples

Observable prices
Market Multiples vs Value Estimates
Source: Bloomberg

g
Date of multiples : June 28, 2016
Note: The size of the bubbles represents the Market Cap at the date of extraction of the multiples

Observable prices
Multiples of Other Markets
Source: Bloomberg
Multiples Date: June 28, 2016

Note: The size of the circles represent the Market Cap at the date of extraction of the multiples

Latest Market Transactions
Target Target Country Acquirer Country of Acquirer
Total Value (MM
USD)
Target EV a
T12M EBITDA
Westar Energy Inc USA Great Plains Energy Inc USA 12.116,53 10,8
ITC Holdings Corp USA Fortis Inc/Canada Canda 11 149 67 15 82
11.149,67 15,82
TECO Energy Inc USA Emera Inc Canada 10.361,49 11,46
Talen Energy Corp USA Riverstone Holdings USA 5.044,77 6,23
Enel Green Power Energy Corp Italy Enel SpA Italy 3.314,73 10,34
Isagen SA ESP Colombia Multiple Acquirers Multiple Acquirers 3.040,43 10,77
Empire District Electric Co. USA Algonquin Power & Utilities p g q Corp Canada 2.361,73 10,76
Cia General de Electricidad SA Chile Gas Natural SDG SA Spain 4.100,64 9,84
Median 10,77
Min 6,23
EV/EBITDA Max 15,82
6,00x
8,00x
10,00x
12,00x
14,00x
16,00x
18,00x
Endesa
Source: Bloomberg
0,00x
2,00x
4,00x
,
Westar Energy Inc
ITC Holdings Corp
TECO Energy Inc
Talen Energy Corp
Enel Green Power En
Isagen SA ESP
Empire District Elect
Cia General de Elect
Enersis
g
Date of Multiples: June 28, 2016

nergy Corp
tric Co.
tricidad SA

LIMITATIONS

Limitations and General Assumptions

Limitations

The results, analysis and commentary of this work are subject to the following limitations:

1. The information basis for the development of this work was provided directly by Chilectra Americas and their administration. It should be noted that such information and explanations provided have not been audited by us. Therefore, the truthfulness and reliability of the data provided is responsibility of Chilectra Americas, hence the conclusions of this work are subject to such a scope. Therefore, this study did not establish a financial-accounting audit to the financial statements of the companies or to the parameters and information used for their analysis. All assumptions, findings and analysis of potential impacts on the companies analyzed, were provided by the Administration of Chilectra Americas. In this sense, it was not within the scope to assess and review them.
2. This work does not express any opinion or assurance regarding (a) the financial statements and / or balance sheets of the Companies, (b) internal or operational controls of any entity included in the project for any future date or period. The author is not responsible for the accuracy of the information provided by the Administration. The report does not provide a recommendation regarding the purchase or financing of any kind of business, asset, liability or financial title; a study of the financial feasibility or market; a fairness opinion or review of solvency. This work and its analysis and results do not constitute in any way an investment advice.
3. While the administration of Chilectra Americas did not provide me with the requested sensitivity analyzes for the projected cash flows to changes on the Macro frame presented on page 76 of this report, preventing me to assess changes to the value of the assets analyzed in light of changes in the projection of macroeconomic variables projected by Chilectra Americas, this projection seems in reasonable ranges considering market projections at the date of the valuation.
4. For Investment in Working Capital Projections, I used the projection of working capital provided by the Administration of Chilectra Americas, and not the collection and payment days estimated by Chilectra Americas.

Page 105

Limitations and General Assumptions
Limitations (cont.)
5. This work does not consider the Financial Accounting Due
Dili d hi h l f dd i
all decision-making conclusions and suggestions made after the
d li f lt ill b th l ibilit f Chil t
Diligence procedures , which are commonly performed during
these processes.
6. Due to its nature, the work performed is limited and does not include matters related to the Client that may be relevant or necessary for the evaluation of this report. Hence, the adequacy
f hi k f h f h Cli i
delivery of our results, will be the sole responsibility of Chilectra
Americas. Subject to our obligation to perform our work with reasonable care and skill, we shall have no liability for any loss or damage of any nature, arising from critical information that has been withheld, concealed or misrepresented to us by the
directors of this work for the purposes of the Client is not my employees or agents of Chilectra Americas or any of responsibility. Likewise, the author assumes no responsibility for performing services or procedures other than those specified in the proposal.
7. The results and analysis of this report are only valid for the directors, the individuals we consult with, except to the extent that such loss or damage occurs as a result of our bad faith or malice in regards to the retention, concealment or misrepresentation
which should be clear to us, without a new request of the
purposes of the work, and the dates indicated in this report. information provided and required to be considered by us under
8. The results and analysis obtained in my work will be provided for the purposes described above, and should not be used or relied upon for any other purpose, nor should it be disclosed or
discussed with any other party (other than the appropriate legal the terms of our engagement.
authorities or their professional advisors acting in that capacity provided that they accept that we assume no liability or
obligation of any of them regarding the contents) without our prior written consent.
9. The work performed is based on the information provided
directly by Chilectra Americas and their Administration. Hence,

Limitations and General Assumptions
Limitations (cont.)
10. This report does not constitute an audit conducted in accordance ith t d diti t d d i ti
nor has his staff members made management decisions, nor do
th l f Chil t A i
with accepted auditing standards, or an examination, or any
other form of review of internal controls, or any other service of assurance or review services in accordance with the standards set out by the Colegio de Contadores de Chile, or other regulatory body. Neither this report nor communications to out Client will express an opinion nor any other form of statement with respect they serve as employees of Chilectra Americas.
13. The work of the author and report results should be considered only as additional information and referred to the internal
reorganization that is being evaluated and this will be for the exclusive use of Chilectra Americas. The concept of value used in hi b l l i i
to any matters arising from the provision of services, including without limitation to, those related to the financial statements of
Chilectra Americas or any financial information or otherwise, or internal or operational controls of Chilectra Americas, regardless of the date or period
this report may or may not be equal to a sale price or transaction required in the event that the disposal of the assets under
valuation is required. This is because “special buyers” may exist in the market who might be willing to pay a higher price in order to, for example, eliminate the competition, ensure supply of raw period. material and/or red ce costs s nergies thro gh combining
11. During the preparation of this report there was no evaluation conducted of internal controls or procedures that Chilectra
Americas may perform for financial reporting that form the basis for the declarations required by the Sarbanes-Oxley Act, or
others required by similar regulatory bodies Hence the author reduce synergies through businesses. Normally, the final price of a transaction arises from a negotiation between the parties, in which, besides the value of the asset, emotional and urgency aspects and expectations are involved, among other factors.
bodies. Hence, is not responsible nor assures that the controls and procedures for the preparation of financial information and disclosure used by the Client comply with the certification requirements as those required by Sarbanes-Oxley regulations.
12. For no purpose has the author carried out management functions,

Limitations and General Assumptions
Limitations (cont.)
14. The author does not assume any responsibility for the information
d fi i l t ti i t hi h th
and financial or tax reporting requirements; which are the
responsibility of Chilectra Americas for whom this analysis was prepared.
15. No part of this report can be changed by someone other than the author. Hence, the author will hold no responsibility for further unauthorized changes.

Limitations and General Assumptions
Projected financial information
1. The results and analysis given in this report are subject to be lt d if id ti b d f t t th t d
information gathered in these interviews is complete, accurate
d li bl
altered, considerations based on future events that correspond to Chilectra America’s expectations do not materialize or occur.
2. Since the veracity of the occurrence of projections of any information is unknown, based on future expectations,
differences between projected and actual results will normally
b d d hi h ld b i ifi
and reliable.
be produced, which could be significant.
3. The projected financial information provided by the
administration of Chilectra Americas is of their own
responsibility. They will be responsible for the representations about their plans and expectations and disclosure of important information that could affect the achievement of the projected results. Therefore, the author has no responsibility to achieve the projected results for Chilectra Americas.
4. The achievement of the results of the projections made by
Chilectra Americas depend solely on the actions, plans and
assumptions of Administration. Where differences between the projected financial information and actual results may commonly occur.
5. Interviews have been conducted with Chilectra Americas or their representatives about past, present and future expectations of the operating results. Regarding them, we have assumed that the

Limitations and General Assumptions
General Assumptions
1. The author assumes that all information from public sources, hi h h b id d t b th i li bl
unless otherwise indicated here.
which has been provided to us by other sources, is reliable.
However, we do not assure the accuracy of such information.
2. The author assumes that the assets, properties or business interest are free of any charge, unless the report indicates otherwise.
6. The author does not lead or provide environmental assessment and has not developed any of them in the course of work.
3. Assumptions, considerations and evaluations of the potential impacts that the reorganization of assets and liabilities of the companies generate were analyzed and presented by the
Administration. In regards to them, conducting an evaluation or opinion about them was not in our power. We have not evaluated the potential impact in the value of the assets, liabilities and projected flows.
4. The author assumes that the level of knowledge and competence of Administration continues, and that the current characteristic and integrity of the assets analyzed, property or interest in the business through any purchase, reorganization, exchange, or
decrease in the owner’s participation will not change in a
significant or material manner.
5. The author assumes no responsibility for the legal description or matters including legal or title considerations. The ownership of assets, property or interest is assumed correct and marketable

ANNEX

Sensitivity Analysis: Economic Value of Equity
Sensitivity Analysis of WACC and g
##### -2,0% -1,0% 0% 1,0% 2,0%
2,0% 407.077,93 415.670,22 424.316,27 432.955,51 441.434,02
1,0% 474.681,30 484.001,37 493.279,78 502.346,52 510.773,57
0,0% 554.166,68 564.246,11 574.063,51 583.163,33 590.293,68
ón WACC
Sensitivity Analysis Economic Value of Equity, Chilectra Américas (M$ CLP)
g Variation
##### -2,0% -1,0% 0% 1,0% 2,0%
2,0% 2.035.164,74 2.104.947,60 2.182.283,36 2.266.742,84 2.355.163,10
1,0% 2.211.727,80 2.302.628,37 2.405.238,24 2.519.065,31 2.638.281,66
0 0% 2 424 918 61 2 545 418 29 2 684 217 77 2 840 411 36 3 001 007 40
Variation
Sensitivity Analysis Economic Value of Equity, Endesa Américas (M$ CLP)
g Variation
-1,0% 649.167,97 659.952,74 669.942,78 677.833,72 679.279,50
-2,0% 765.047,90 776.228,62 785.181,46 787.439,85 760.446,96
Variació
0,0% 2.424.918,61 2.545.418,29 2.684.217,77 2.840.411,36 3.001.007,40
-1,0% 2.688.621,14 2.852.174,98 3.044.907,37 3.263.951,07 3.472.860,90
-2,0% 3.024.821,61 3.254.011,30 3.531.165,63 3.844.113,20 4.053.709,81
WACC V
Sensitivity Analysis Economic Value of Equity, Enersis Américas (M$ CLP)
g Variation
##### -2,0% -1,0% 0% 1,0% 2,0%
2,0% 4.880.899,71 4.992.316,03 5.112.200,70 5.239.037,80 5.366.859,24
1,0% 5.322.345,76 5.461.231,05 5.612.670,13 5.773.982,89 5.933.286,55
0,0% 5.850.925,44 6.027.176,89 6.221.961,52 6.429.457,59 6.621.596,22
-1,0% 6.497.412,03 6.726.154,18 6.982.045,95 7.249.497,22 7.445.677,89
-2,0% 7.309.362,00 7.614.669,12 7.958.150,62 8.286.926,84 8.250.068,84
WACC Variation

Sensitivity Analysis of Exchange Ratio
Sensitivity Analysis: Ratio Equation Chilectra Américas
Sensitivity Analysis of WACC and g
3,94 -2,0% -1,0% 0% 1,0% 2,0%
2,0% 3,56 3,55 3,54 3,53 3,51
1,0% 3,80 3,78 3,75 3,71 3,67
0 0% 4 04 3 99 3 94 3 87 3 80
ariation
g Variation
0,0% 4,04 3,99 3,94 3,87 3,80
-1,0% 4,26 4,19 4,09 3,99 3,89
-2,0% 4,47 4,35 4,21 4,05 3,93
WACC Va
2,58 -2,0% -1,0% 0% 1,0% 2,0%
2,0% 2,50 2,52 2,56 2,59 2,63
n
Sensitivity Analysis: Ratio Equation Endesa Américas
g Variation
, , , , , ,
1,0% 2,49 2,52 2,57 2,61 2,66
0,0% 2,48 2,53 2,58 2,64 2,71
-1,0% 2,48 2,54 2,61 2,69 2,79
-2,0% 2,48 2,56 2,66 2,78 2,94
WACC Variation

Sensitivity Analysis of Exchange Ratio
Sensitivity Analysis of Argentina’s WACC and g
Sensitivity Analysis: Exchange Equation, Chilectra Américas
g Variation 3,94 -4,0% -2,0% 0% 2,0% 4,0%
4,0% 3,89 3,87 3,86 3,85 3,84
2,0% 3,93 3,91 3,90 3,88 3,87
0 0% 3 98 3 96 3 94 3 92 3 90
Variation, Argentina
ariation,
ntina
0,0% 3,98 3,96 3,94 3,92 3,90
-4,0% 4,11 4,07 4,04 4,02 3,99
-2,0% 4,04 4,01 3,98 3,96 3,95
WACC Va
Arge

Note: The exchange ratio of Endesa Americas does not vary significantly before changes in the discount rate and growth in perpetuity.